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                                                                  Exhibit  10.4


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                             CONTRIBUTION AGREEMENT


                          DATED AS OF JANUARY 15, 1997

                                  BY AND AMONG

                         SLT REALTY LIMITED PARTNERSHIP

                            SLT FINANCING PARTNERSHIP

                        SLC OPERATING LIMITED PARTNERSHIP

                             STARWOOD LODGING TRUST

                          STARWOOD LODGING CORPORATION

                  AND THE INDIVIDUALS AND ENTITIES SET FORTH ON

                          SCHEDULES A-1 AND 1-2 HERETO

                      WHO ARE SIGNATORIES TO THIS AGREEMENT




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                                TABLE OF CONTENTS


ARTICLE I         DEFINITIONS
         1.01     Property.....................................................2
         1.02     Certain Other Definitions....................................3

ARTICLE II        CONTRIBUTION; CONSIDERATION; DEPOSIT
         2.01     Agreement to Contribute.....................................11
         2.02     Reserved....................................................12
         2.03     Consideration for Contribution..............................12
         2.04     [Reserved]..................................................12
         2.05     Deposit.....................................................12

ARTICLE III       TITLE
         3.01     Title to Property...........................................13

ARTICLE IV        NET WORKING CAPITAL ADJUSTMENT
         4.01     Net Working Capital Adjustment..............................15
                  (a)      Estimated Closing Balance Sheet....................15
                  (b)      Adjustment.........................................15
                  (c)      Final Closing Balance Sheet........................16
                  (d)      Independent Auditor................................16
                  (e)      Final Adjustment...................................17
         4.02     Errors......................................................17

ARTICLE V         [Reserved]


ARTICLE VI        RISK OF LOSS
         6.01     Risk of Loss................................................18
         6.02     Casualty....................................................18
         6.03     Eminent Domain..............................................18
         6.04     Elections Upon Casualty or Eminent Domain...................18
                  (a)      Minor Loss.........................................18
                  (b)      Substantial Loss...................................18
                  (c)      Major Casualty Damage..............................19
         6.05     Adjustment Amount...........................................19

ARTICLE VII       REPRESENTATIONS AND WARRANTIES
         7.01     Contributing Party's Representation and Warranties..........20
                  (a)      Subsidiaries and Investments.......................20
                  (b)      Property Company Capitalization; Title to Property
                           Company Interests .................................20
                  (c)      Tax Matters........................................21
                  (d)      Insurance..........................................23


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                  (e)      Single-Purpose Entity..............................23
                  (f)      Leases.............................................23
                  (g)      Compliance With Laws...............................23
                  (h)      Contracts..........................................24
                  (i)      Employees..........................................24
                  (j)      No Pending Condemnation Proceedings................24
                  (k)      Real Estate Taxes..................................24
                  (l)      No Other Interests.................................24
                  (m)      No Litigation......................................24
                  (n)      No Further Action; Execution and Delivery..........24
                  (o)      Good Standing......................................25
                  (p)      Proprietary Rights.................................25
                  (q)      Financial Statements...............................25
                  (r)      Events Subsequent to November 28, 1996.............25
                  (s)      Absence of Undisclosed Liabilities.................26
                  (t)      No "Foreign Person"................................26
                  (u)      Environmental Matters - No Violations..............26
                  (v)      Environmental Matters - Environmental Claims.......27
                  (w)      [Reserved].........................................27
                  (x)      Investment Representation..........................27
                  (y)      Binding Effect.....................................28
                  (z)      Status of Constituent Documents....................28
         7.02     The Partnerships' Representations and Warranties............28
                  (a)      Power and Authority Non-contravention, Investment..28
                  (b)      Good Standing......................................29
                  (c)      Binding Effect.....................................29
                  (d)      Status of the Constituent Documents................29
                  (e)      No Litigation; Proceedings.........................29
                  (f)      Units..............................................29
                  (g)      Financial Statements; Undisclosed Liabilities......30
                  (h)      Conduct in the Ordinary Course of Business.........30
                  (i)      ERISA Matters......................................30
         7.03     The Corporation's Representation and Warranties.............31
                  (a)      Power and Authority, Non-contravention.............31
                  (b)      Good Standing......................................31
                  (c)      Binding Effect.....................................31
                  (d)      Status of the Constituent Documents................31
                  (e)      No Litigation; Proceedings.........................31
                  (f)      Capitalization.....................................31
                  (g)      Financial Statements; Undisclosed Liabilities......32
                  (h)      Conduct in the Ordinary Course of Business.........32
                  (i)      SEC Documents......................................32
                  (j)      Reservation of Shares..............................32
                  (k)      ERISA Matters......................................33
         7.04     The Trust's Representations and Warranties..................33
                  (a)      Power and Authority, Non-contravention.............33


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                  (b)      Good Standing......................................33
                  (c)      Binding Effect.....................................33
                  (d)      Status of the Constituent Documents................33
                  (e)      No Litigation; Proceedings.........................34
                  (f)      Capitalization.....................................34
                  (g)      Financial Statements; Undisclosed Liabilities......34
                  (h)      Conduct in the Ordinary Course of Business.........34
                  (i)      SEC Documents......................................35
                  (j)      Reservation of Shares..............................35
                  (k)      ERISA Matters......................................35

ARTICLE VIII      CONDITIONS
         8.01     Conditions to the Partnerships' Obligations.................35
                  (a)      Exchange Rights Agreement..........................35
                  (b)      HEI Contribution...................................35
                  (c)      No Material Misrepresentation etc..................36
                  (d)      Title to Property..................................36
                  (e)      Contributing Parties' Proceedings..................36
                  (f)      Contributing Party's Performance, Consents.........36
                  (g)      Licenses...........................................37
                  (h)      Franchise License Agreements.......................37
                  (i)      Notices............................................37
                  (j)      ERISA Limitations..................................37
         8.02     Conditions to Contributing Party's Obligations..............37
                  (a)      The Starwood Parties' Proceedings..................38
                  (b)      The Starwood Parties' Performance..................38
                  (c)      No Material Misrepresentation etc..................38
                  (d)      Exchange Rights Agreement..........................38
                  (e)      Registration Rights Agreement......................38
                  (f)      [Reserved].........................................38
                  (g)      HEI Contribution...................................38
                  (h)      [Reserved].........................................38
                  (i)      Partnership Amendments.............................38
                  (j)      ERISA Limitations..................................39

ARTICLE IX        DOCUMENTS
         9.01     The Contributing Parties' Closing Deliveries................40
                  (a)      Assignment of Property Company Interests...........40
                  (b)      Confirmation of Distribution of Contributed Assets.40
                  (c)      Bills of Sale and General Assignment...............40
                  (d)      Affidavits Regarding Authority, "Foreign Person"...40
                  (e)      Title Requirements.................................40
                  (f)      Transfer Tax Returns...............................40
                  (g)      [Reserved].........................................40
                  (h)      Pay-Off Letters....................................41
                  (i)      Good Standing Certificate..........................41


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                  (j)      Others as Reasonably Required......................41
         9.02     The Partnerships Closing Deliveries.........................41
                  (a)      Good Standing Certificate..........................41
                  (b)      Partnership Amendments.............................41
                  (c)      Affidavit..........................................41
                  (d)      Others as Reasonably Required......................41
         9.03     Closing Deliveries by the Trust and the Corporation.........41
                  (a)      Good Standing......................................41
                  (b)      Paired Shares......................................41
                  (c)      Affidavit..........................................42
                  (d)      Others as Reasonably Required......................42

ARTICLE X         COSTS
         10.01    Transaction Costs...........................................42

ARTICLE XI        BROKERAGE
         11.01    Broker......................................................42

ARTICLE XII       SCHEDULES, CLOSING, "AS IS"
         12.01    Schedules...................................................43
         12.02    Access......................................................43
                  (a)      Access - Partnerships..............................43
                  (b)      Access - Contributing Parties......................43
         12.03    Certain Definitions.........................................44
         12.04    Deliveries..................................................44
         12.05    Effect of Inspections, "As Is"..............................44
                  (c)      [Reserved].........................................45
         12.06    Delivery of Property Company Records........................45
         12.07    The Partnerships' Indemnification...........................45
         12.08    Date and Location Closing...................................46

ARTICLE XIII      EARNEST MONEY, DEFAULT AND REMEDIES
         13.01    Duties of Escrow Agent......................................46
                  (a)      Earnest Money Deposits.............................46
                  (b)      Disputes...........................................46
                  (c)      Costs..............................................46
                  (d)      Limited Duties.....................................46
                  (e)      Liability..........................................46
         13.02    Default.....................................................47
                  (a)      Contributing Parties Default.......................47
                  (b)      Starwood Parties' Default..........................47
                  (c)      [Reserved].........................................48

ARTICLE XIV       INDEMNIFICATION
         14.01    Survival....................................................48
         14.02    Indemnification by Contributing Parties.....................48


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         14.03    Indemnification by Starwood Parties.........................49
         14.04    Procedures..................................................51

ARTICLE XV        FURTHER ASSURANCES
         15.01    Further Assurances..........................................54

ARTICLE XVI       PRE-CLOSING OPERATIONS
         16.01    Contributing Party's Conduct of Business....................54
         16.02    On-Site Representative......................................55

ARTICLE XVII      NOTICES
         17.01    Procedure for Notice........................................55

ARTICLE XVIII     ADDITIONAL COVENANTS
         18.01    Board Representation........................................57
         18.02    Obligation of the Contributing Parties As to Closing
                  Conditions..................................................58
         18.03    Obligation of The Starwood Parties As to Closing
                  Conditions..................................................58

ARTICLE XIX       [RESERVED]

ARTICLE XX        MISCELLANEOUS
         20.01    Modifications and Waivers...................................58
         20.02    Governing Law...............................................58
         20.03    Captions etc................................................58
         20.04    Rules of Construction.......................................59
         20.05    Successors and Assigns......................................59
         20.06    Entire Agreement............................................59
         20.07    Counterparts................................................59
         20.08    Starwood Lodging Trust......................................59
         20.09    Confidentiality and Exclusivity.............................59
         20.10    Joint Liability.............................................60
         20.11    Press Releases..............................................60
         20.12    Expiration..................................................60


         LIST OF SCHEDULES....................................................63
         LIST OF EXHIBITS.....................................................65


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                             CONTRIBUTION AGREEMENT


                  THIS AGREEMENT is made and entered into as of January 15, 1997, by and among SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("SLT"), SLT FINANCING PARTNERSHIP, a Delaware general partnership ("SLT FINANCING") and SLC OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("SLC", and together with SLT and SLT Financing, the "PARTNERSHIPS"), STARWOOD LODGING TRUST, a Maryland real estate investment trust (the "TRUST"), STARWOOD LODGING CORPORATION, a Maryland corporation (the "CORPORATION"), the individuals and entities listed on Schedule A-1 attached hereto and made a part hereof (each a "CONTRIBUTING PARTY" and collectively, the "CONTRIBUTING PARTIES") and the entities set forth on Schedule A-2 attached hereto and made a part hereof (each a "PROPERTY COMPANY" and collectively, the "PROPERTY COMPANIES"), each of whom are parties to this Agreement as evidenced by their execution hereof.


                                    RECITALS

         A. The Contributing Parties are the direct or indirect owners of the limited liability company membership interests, limited partnership interests (as general or limited partners), joint venture interests or general partnership interests, as applicable, in the respective Property Companies as set forth opposite each Contributing Party's name on Schedule A-1 (collectively, the "PROPERTY COMPANY INTERESTS").

         B. The Property Companies are the owners of ten (10) hotels and the related real and personal property, both tangible and intangible, all as more particularly described in Article I below (each a "HOTEL" and collectively, the "HOTELS"). Each Property Company owns the Hotel set forth opposite its name on Schedule A-2 attached hereto.

         C. The Partnerships, the Trust and the Corporation (collectively, the "STARWOOD PARTIES") and the Contributing Parties desire to provide for the following transactions to be effected simultaneously but in the order set forth below, all upon the terms and conditions herein set forth:

                  (1) The Contributing Parties desire to cause the Property Companies to distribute to the Contributing Parties certain tangible and intangible personal property assets owned by the Property Companies in connection with the operation of the Hotels, as such assets are more particularly described on Schedule B attached hereto (the "CONTRIBUTED ASSETS") and SLC desires to acquire from the Contributing Parties such Contributed Assets for the purpose of operating the Hotels in exchange for limited partnership interests in SLC as set forth on Schedule B and the Contributing Parties desire to contribute such assets to SLC and to receive such consideration therefor all upon the terms and conditions herein set forth.

                  (2) Certain Contributing Parties which are entities which are direct owners of Hotel Company Interests shall distribute such Hotel Company Interest to the Contributing Parties which own interests in such entities.
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                  (3) SLT Financing desires to acquire from the Contributing
         Parties the Property Company Interests described on Schedule C attached hereto and the Contributing Parties desire to transfer such Property Company Interests to SLT Financing all upon the terms and conditions herein set forth.

                  (4) SLT desires to acquire from the Contributing Parties the Property Company Interests described on Schedule D attached hereto in exchange for cash and limited partnership interests in SLT as set forth in Schedule D and the Contributing Parties desire to contribute such Property Company Interests to SLT and to receive such consideration therefor all upon the terms and conditions herein set forth.

                  (5) The Contributing Parties desire to immediately upon closing convert a portion of the limited partnership interests in SLT and SLC received pursuant hereto into Paired Shares (as defined below) as more particularly set forth on Schedule E attached hereto.

         D. The Trust, on behalf of the Trust and on behalf of SLT (as the general partner of SLT), and the Corporation, on behalf of the Corporation and on behalf of SLC (as the managing general partner of SLC), entered into a letter of intent with HEI Hotels, LLC and The Prudential Insurance Company of America on behalf of Prudential Property Investment Separate Account II, collectively on behalf of the Contributing Parties, which letter of intent is dated December 9, 1996 (the "LETTER OF INTENT"), regarding the transactions contemplated in this Agreement and the HEI Contribution Agreement (as hereinafter defined). Upon execution of this Agreement and the other Transaction Documents (as defined below) this Agreement and the other Transaction Documents shall supersede the terms and provisions of the Letter of Intent.

                  IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be bound legally and equitably, agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         1.01 Property. The term "PROPERTY" means and includes with respect to each Property Company, such Property Company's right title and interest in and to: (a) the land described in Schedule 1.01 hereto designated thereon as owned by such Property Company, together with all right, title and interest in and to any land lying in the bed of any street, road, avenue or alleyway open, proposed or closed in front of or adjoining such land, and all right, title and interest in and to any strips, gores, easements, rights of way, riparian rights and privileges belonging to or inuring to the benefit of such land and all right, title and interest in and to any tenements, hereditaments and appurtenances belonging or in anywise appertaining to any or all of the aforesaid (the "LAND"), (b) all buildings, structures and improvements now or hereafter erected or situate on, over or beneath the Land, including, but not limited to, the Hotels (the "BUILDINGS"), (c) the Tenant Leases (the Land, the Buildings and the Tenant Leases are sometimes collectively referred to herein as the "REAL PROPERTY"), (d) the FF&E, (e) the Inventory and other tangible personal property now or hereafter


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situate on, attached or appurtenant to or used in connection with the Land and/or the Buildings (collectively, with the FF&E, the "TANGIBLE PERSONAL PROPERTY"), (e) the Intangible Property, (I) the Contracts, (g) the Proprietary Rights, and (h) the Miscellaneous Interests, and in all cases whether owned by such Property Company as of the date of this Agreement or acquired by such Property Company prior to the Closing Date (defined below).

         1.02     Certain Other Definitions.

                  (a) "ADA" means the Americans with Disabilities Act, as amended.

                  (b) "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

                  (c) "ASSUMED DEBT" means those mortgage loan obligations of certain of the Property Companies as set forth on Schedule 1.02(c).

                  (d) [RESERVED]

                  (e) "BUSINESS DAY" means any day other than Saturdays, Sundays and legal holidays on which federal banks are not open for business.

                  (f) "CLOSING" and "CLOSING DATE" are defined in Section 12.08.

                  (g) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (h) "CLOSING VALUE" of an OP Unit shall mean the greater of
(i) the average closing price of a Paired Share as reported as of the close of trading on the New York Stock Exchange on the five (5) trading days immediately preceding the date of Closing, or (ii) $49.25.

                  (i) [RESERVED]

                  (j) "CONSTITUENT DOCUMENTS" means:

                      (1) with respect to any Person that is a limited partnership: (i) its agreement of limited partnership; (ii) its certificate of limited partnership; (iii) any amendments or supplements to items (i) and (ii); and (iv) any other certificate or instrument required to be filed in the jurisdiction of formation of such Person to evidence the formation or continued existence thereof;

                      (2) with respect to any Person that is a limited liability company: (i) the operating agreement for such Person; (ii) the certificate of formation for such Person; (iii) any amendments or supplements to the items described in clauses (i) and (ii) above; and
         (iv) any other certificate or instrument required to be filed in the jurisdiction of formation of such Person to evidence the formation or continued existence thereof;


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                           (3) with respect to a Person that is a corporation:
         (i) its articles of incorporation; (ii) its by-laws; (iii) any amendments or supplements to the items described in clauses (i) and
         (ii); and (iv) any other certificate or instrument required to be filed in the jurisdiction of formation of such Person to evidence the formation or continued existence thereof;

                           (4) with respect to any Person that is a general partnership or joint venture, the agreement of general partnership or joint venture agreement for such person and any amendments or modifications thereto; and

                           (5) with respect to any Person that is a trust: (i) the declaration of trust for such Person; (ii) the trust regulations, if any, pertaining thereto; (iii) any amendment or supplement to the items set forth in clauses (i) and (ii) above; and (iv) any other certificate or instrument required to be filed in the jurisdiction of formation of such Person to evidence its formation or continued existence.

                  (k) "CONTRACTS" means with respect to each Property Company, the interest of such Property Company in:

                           (1) those future reservations and advance bookings for the use of all or any part of the Property, involving aggregate payments to the Property Company of $25,000 or more in any 12 month period, and

                           (2) those other agreements, utility contracts, leases (other than Tenant Leases), concession agreements, the License Agreements, service contracts, and commitments which have an aggregate unpaid balance of $25,000.00 or more by the Property Company or are not terminable without payment of any fee or penalty on sixty (60) days or less notice.

                  (l)      "CONTRIBUTED ASSETS" is defined in Recital C(1).

                  (m) "CORPORATION SHARES" has the meaning given in Section 7.03(f).

                  (n)      "DEPOSIT" has the meaning given in Section 2.05.

                  (o)      "ELIGIBLE INVESTMENT" has the meaning given in
Section 2.04(b).

                  (p) "ENVIRONMENTAL LAWS" means and includes any law or regulation of any federal, state or local governing or administrative body relating to pollution or protection or cleanup of the environment (including, but not limited to, ambient air, surface water, groundwater, land surface or subsurface strata) including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resources Conservation and Recovery Act of 1976, as amended ("RCRA") and other such Legal Requirements relating to (i) release, containment, removal, remediation, response, cleanup or abatement of any sort of hazardous substance, pollutant, contaminant or waste, (ii) the manufacture, generation, formulation, processing, labeling, distribution, introduction into commerce, use, treatment, handling, storage, disposal or transportation of any chemical or toxic substance or (iii) the


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management, use, storage, disposal, cleanup or removal of asbestos, asbestos-containing materials, polychlorinated biphenyls or any other chemical or toxic substance.

                  (q)      "ENVIRONMENTAL REPORTS" has the meaning given in
Section 7.01(u).

                  (r) "EQUIPMENT LEASES" means, with respect to each Property Company, any leases to which such Property Company is a party for telephone systems, computer systems, electronic door lock systems, mini bars and other equipment and systems used in connection with the Hotels.

                  (s) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations, interpretations and exemptions promulgated thereunder.

                  (t)      "EVALUATION MATERIALS" has the meaning given in
Section 2.04(c).

                  (u) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (v)      "EXCLUDED LIABILITIES" is defined in Section 8.02(i).

                  (w) "FF&E" means with respect to each Property Company, the interest of such Property Company in, all fixtures, furniture, furnishings, fittings, equipment, computer hardware, machinery, apparatus, artwork, appliances, and audio/visual equipment and used in connection with the ownership, operation and maintenance of the Hotels owned by such Property Company (other than the Inventory). FF&E shall also include funds in the aggregate amount of Two Million Nine Hundred Thousand Dollars ($2,900,000.00), subject to adjustment as provided for below, as a reserve for scheduled calendar year 1997 FF&E expenditures for all of the Hotels; provided, however, that such sum shall be adjusted at Closing:

                           (1) upwards to reflect the aggregate amount then unpaid for certain FF&E expenditure items budgeted for the Hotels with respect to calendar year 1996, as such items are described on Schedule 1.02(w), and

                           (2) downwards to reflect any amount expended prior to Closing for certain FF&E expenditure items budgeted for the Hotels with respect to calendar year 1997, as such items are described on Schedule 1.02(w);

i.e., such sum assumes that at Closing all FF&E expenditures budgeted for 1996 will have been paid and no FF&E expenditures budgeted for 1997 will have been paid.

                  (x)      "FINANCIAL STATEMENTS" is defined in Section 7.01(q).

                  (y) "GAAP" means United States generally accepted accounting principles, applied on a consistent basis.

                  (z) "GOVERNMENT ENTITY" means any federal, state or municipal governmental or quasi governmental body or agency or any subdivision thereof.


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                  (aa)     "HEI" means HEI Hotels, LLC, a Delaware limited
liability company.

                  (bb) "HEI CONTRIBUTION AGREEMENT" means the Contribution Agreement of even date herewith between the Partnerships, HEI and the other parties thereto for the contribution of the "HEI Business" (as defined therein) to the Partnerships pursuant to the terms thereof.

                  (cc) "HEI CONTRIBUTION" has the meaning set forth in the HEI Contribution Agreement.

                  (dd) "INTANGIBLE PROPERTY" means with respect to each Property Company all use, occupancy, liquor and other operating permits and licenses relating thereto used in connection with the Property owned by such Property Company; the interest of the Property Company in all information and reservation systems owned by such Property Company, including all computer programs, software and documentation thereof relating to such systems (subject to the limitations of any applicable license agreements pertaining thereto), and including all electronic data processing systems, program specifications, source codes, logs, input data and report layouts and forms, record file layouts, diagrams, functional specifications and narrative descriptions, flow-charts and other related materials used in connection therewith; and all contract rights. The Intangible Property shall not include any rights to the name "Prudential" or any derivative thereof.

                  (ee) "INVENTORY" means with respect to each Property Company, all merchandise, inventories, materials and supplies used or intended for use at or held for sale in connection with the operation of the Hotel and owned by such Property Company (and not by tenants or concessionaires) including, without limitation:

                           (i) All beer, wine, spirits and other alcoholic and non-alcoholic beverages (to the extent the same may be legally transferred to the Partnerships);

                           (ii) Food inventory, china, silverware, glassware and other kitchen supplies and equipment;

                           (iii)    Office and engineering supplies;

                           (iv) Housekeeping and other cleaning supplies, paper and other supplies including, but not limited to, stationery, toilet paper, writing pens, and menus;

                           (v) Towels, linens, bedding and other guest room supplies, including without limitation, bathing and personal hygiene supplies;

                           (vi) Inventory stocks of furniture, furnishings, carpeting, drapery fabrics and wall coverings;

                           (vii)    Supplies used with respect to any
                                    recreational facility comprising a portion of the Property; and


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                           (viii)   Inventories at all sundry shops or other
                                    retail outlets located in or comprising a portion of the Real Property.

                  (ff) "INVESTMENTS" means, with respect to any Person, any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or other ownership or beneficial interest (including, without limitation, partnership interests and joint venture interests) in any other Person, and any capital contribution by such Person to any other Person.

                  (gg) "KNOWLEDGE" as to the Starwood Parties shall mean the present actual knowledge of Steve Goldman or any of the other persons identified on Schedule 1.02(gg) with respect to the Starwood Parties, and as to the Contributing Parties shall mean the present actual knowledge of Gary Mendell or any of the other persons identified on Schedule 1.02(gg) with respect to the Contributing Parties. As used herein, "Knowledge" of a breach of any covenant, representation or warranty means the actual knowledge of any such individual of the fact or circumstance which constitutes such a breach, whether or not such individual actually knows such fact or circumstance does constitute a breach of this Agreement or the other Transaction Documents.

                  (hh) "LEGAL REQUIREMENTS" means all federal, state and local laws, statutes, ordinances, rules and regulations affecting or in any way relating to the Property or its operation, including, without limitation any Environmental Laws, ADA and the Occupational Safety and Health Act of 1970 as amended.

                  (ii) "LIABILITIES" means any liability, obligation, cost or expense of any nature whatsoever, whether now known or unknown, asserted or unasserted, accrued or unaccrued, liquidated or unliquidated or due or to become due, including, without limitation, any liability in respect of any Taxes or other Legal Requirements.

                  (jj) "LICENSE AGREEMENT" means with respect to each Property Company, the franchise and license agreement to which such Property Company is a party as identified opposite its name on Schedule 1.02(jj).

                  (kk) "LIEN" means any lien, pledge, encumbrance, security agreement, conditional sale agreement or other title retention device.

                  (ll) "MANAGEMENT AGREEMENT" means with respect to each Property Company, the hotel management agreement to which HEI and such Property Company are parties as identified on Schedule 1.02(ll) and "MANAGER" means HEI in such capacity under the applicable Management Agreement.

                  (mm) "MINIMUM SHARE OWNERSHIP" means either (i) ownership by PRISA II of a total number of SLT OP Units and SLC OP Units plus Paired Shares which (in the aggregate) equals fifty percent (50%) or more of the aggregate number of SLT OP Units, SLC OP Units and Paired Shares (if any) received by PRISA II at Closing as a part of the Contribution Amount, or (ii) that PRISA II is one of the five largest shareholders of the Trust on a fully diluted basis (assuming, for purposes of such calculation, that all outstanding SLT OP Units and SLC OP Units (other than those owned by the Trust and the Corporation) have been converted into Paired Shares).

                  (nn) "MISCELLANEOUS INTERESTS" means with respect to each Property Company, all of such Property Company's right, title and interest in and to (i) the business operations conducted by such Property Company directly or through agents with, in or upon the Land, Buildings and/or Tangible Personal Property (the "HOTEL BUSINESS") including, without limitation, the good will pertaining thereto, (ii) all promotional and advertising literature and materials, catalogs, booklets, manuals, records, guest, tenant and supplier lists and correspondence with guests, tenants and/or suppliers, (iii) transferable telephone exchange numbers, (iv) originals (or, where appropriate, copies) of all financial, personnel and other books, records and files wherever located and held by or on behalf of such Property Company or its agents in connection with the Property, including without limitation, copies thereof in computer readable form (where available) and (v) all other assets, properties, rights and claims of the Property Companies which are used or held for use in connection with the Property and/ or the Hotel Business including, without limitation, guest histories and the Hotels' sales and marketing plans.

                  (oo) "NET WORKING CAPITAL" means as to each Property Company, the aggregate amount as of the Closing Date of (i) all such Property Company's cash, cash equivalents, accounts receivable and other current assets, minus (ii) the aggregate amount of all such Property Company's accounts payable and all other current liabilities, with all such items defined and measured in accordance with GAAP, applied consistently with the Financial Statements for such Property Company. If any item on (or which, under GAAP, should be reflected on) the Financial Statements for such Property Company is not reflected in accordance with GAAP, Net Working Capital for such Property Company will nonetheless be computed in accordance with GAAP. In computing Net Working Capital, all accounting entries will be taken into account regardless of their amount, all known errors and omissions will be corrected and all known proper adjustments will be made.

                  (pp) "NEW ENCUMBRANCES" has the meaning given in Section 3.01(b).

                  (qq) "OWNERSHIP LIMITATION" means the limitations contained in the declaration of trust for the Trust and the Corporation's articles of incorporation prohibiting actual or constructive ownership by any one person or group of related persons of more than 8% of the issued and outstanding Paired Shares taking into account the attribution rules of Section 544(a) of the Code as modified by Section 856(h) of the Code or Section 318(a) of the Code as modified by Section 856(d)(5) of the Code.

                  (rr) "PAIRED SHARES" means one common share of beneficial interest, par value $.01 per share of the Trust and one share of common stock, par value $.01 per share, of the Corporation that are subject to a pairing agreement between the Trust and the Corporation.

                  (ss) "PAIRING AGREEMENT" means the Pairing Agreement dated as of June 25, 1980, as amended, between the Trust and the Corporation providing, in relevant part, for the pairing of all outstanding Trust Shares and Corporation Shares and requiring, as a condition of transfer, that Trust Shares are transferable only together with an equal number of Corporation Shares and that Corporation Shares are transferable only together with an equal number of Trust Shares.

                  (tt) "PARTNERSHIP AGREEMENTS" means the limited partnership agreements for SLC and SLT, including any amendments thereto.

                  (uu) "PERMITTED ENCUMBRANCES" has the meaning given in Section 3.01(b).

                  (vv) "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Entity.

                  (ww) "PRISA II" means The Prudential Insurance Company of America on behalf of Prudential Property Investment Separate Account II.

                  (xx) [RESERVED]

                  (yy) "PROPRIETARY RIGHTS" means, with respect to any Property Company, such Property Company's interest in the following (other than such interest held under a License Agreement): all patents and applications therefor, all trademarks, trademark registrations and applications therefor, all copyrights, copyright registrations and applications owned or held by such Property Company in connection with its Hotel, including, without limitation, those listed on Schedule 1.02(yy) hereto and the right to use the names of the Hotels and their restaurants, dining and meeting rooms (other than pursuant to a License Agreement).

                  (zz) "PURSUIT COSTS" is defined in Section 3.01(d).

                  (aaa) "PLAN ASSET REGULATION" is defined in Section 7.02(f).

                  (bbb) "SEC DOCUMENTS" means copies of all reports and statements jointly filed by the Trust and the Corporation with the Securities and Exchange Commission ("SEC") since January 1, 1995.

                  (ccc) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (ddd) "SINGLE-PURPOSE ENTITY" means a corporation, general or limited partnership or limited liability company which was organized solely for the purpose of owning a Hotel and at all times since its formation:

                        (i) has not engaged in any material business or owned material assets unrelated to such Hotel;

                        (ii) if such entity is a limited partnership, has as its only general partners (A) general partners which were organized solely for the purpose of owning such general partnership interest and which at all times since their formation have not engaged in any material business or owned any material assets unrelated to such general partnership interest, or (B) PRISA II;

                        (iii) has maintained its accounts, books and records separate from any other Person;

                        (iv) subject to the rights and interests of Manager under the applicable Management Agreement for such Hotel (including such rights in or with respect to any accounts for such Hotel), has not commingled its funds or assets with those of any other Person;

                        (v) has conducted its business in its name except for the use of the name of the Hotel and other tradenames in the conduct of its business, which tradenames are set forth on Schedule 1.02(ddd);

                        (vi) has maintained its financial statements and accounting records separate from any other Person;

                        (vii) has paid or reimbursed, directly or through Manager or other independent contractors acting on its behalf, its own liabilities out of its own funds and assets;

                        (viii) has complied in all material respects with the requirements of its Constituent Documents and other applicable corporate, limited liability company or partnership formalities;

                        (ix) has held and identified itself as a separate and distinct entity under its own name (except as provided in clause (v) above) and not as a division or part of any other Person or entity; and

                        (x) has not made loans to or guaranteed the loans or other obligations of any Person or entity.

                  (eee) "SLC OP UNITS" has the meaning given in Section 2.03.

                  (fff) "SLT OP UNITS" has the meaning given in Section 2.03.

                  (ggg) "STARWOOD PARTIES" is defined in Recital C.

                  (hhh) "SUBSIDIARY" means any Person with respect to which a specified Person has the power to vote or direct the voting of sufficient securities to elect a majority of the directors or persons performing similar functions or with respect to which such Person acts as a general partner or managing member or otherwise controls the day-to-day operations of such entity.

                  (iii) "TAX" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, and including any obligation to indemnify or otherwise assume or succeed to such tax liability of any other Person.

                  (jjj) "TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                  (kkk) "TITLE COMMITMENTS" has the meaning given in Section 3.01(b).

                  (lll) "TITLE INSURER" means First American Title Insurance Company.

                  (mmm) "TITLE POLICIES" has the meaning given in Section
8.01(d).

                  (nnn) "TENANT LEASE(S)" means with respect to any Hotel, any lease, license or other occupancy agreement granting to any Person (excluding HEI and the Property Company which owns such Hotel) the right to use and occupy any portion of such Hotel, other than guest room reservations or advance booking agreements entered into in the ordinary course of business or otherwise disclosed in the Schedules to this Agreement.

                  (ooo) "TRANSACTION DOCUMENTS" means this Agreement, the Exchange Rights Agreement, the Registration Rights Agreement, the HEI Contribution Agreement, the Co-Investment Agreement, and all other agreements, instruments, certificates and other documents to be entered into or delivered by any party in connection with the transactions contemplated to be consummated by any of the foregoing.

                  (ppp) "TRUST SHARES" has the meaning given in Section 7.04(f).

                  (qqq) "UNPERMITTED TITLE EXCEPTIONS" has the meaning given in
Section 3.01(b).



                                   ARTICLE II

                      CONTRIBUTION; CONSIDERATION; DEPOSIT

         2.01 Agreement to Contribute. Each of the Contributing Parties hereby jointly and severally agrees to: (i) cause the Property Company in which such Contributing Party owns a Property Company Interest to distribute the Contributed Assets owned by such Property Company to the Contributing Parties owning such Property Company Interests in-kind in proportion to their respective Property Company Interests in such Property Company, (ii) contribute to SLC the Contributed Assets received by such Contributing Party in exchange for SLC OP Units as set forth below; (iii) contribute to SLT a portion of the Property Company Interests owned by such Contributing Party in exchange for Cash and SLT OP Units as set forth below; and (iv) contribute to SLT Financing the remaining portion of the Property Company Interests owned by such Contributing Party in exchange for Cash as set forth below.

         2.02     Reserved.

         2.03 Consideration for Contribution. In consideration of the contribution of the Contributed Assets and Property Company Interests to the Partnerships by the Contributing Parties, the Partnerships shall cause to be delivered to the Contributing Parties at Closing the following items of value having an agreed upon aggregate value equal to Three Hundred Twelve Million Three Hundred Eighty Thousand Dollars ($312,380,000), (the "CONTRIBUTION AMOUNT"), subject to adjustment as provided in this Agreement:

                  (1) pay cash in the amount of $80,525,000.00 (the "CASH");

                  (2) assume or take subject to the Assumed Debt (which shall be repayable by SLT without prepayment penalty or premium); and

                  (3) the balance of the Contribution Amount in limited partnership interests ("OP UNITS") in the Partnerships (based upon $49.25 per Paired Share), consisting of an equal number of OP Units of SLT ("SLT OP UNITS") and OP Units of SLC ("SLC OP UNITS"), exchangeable, subject to the Ownership Limitation, into an equal number of Paired Shares as provided in and subject to the limitations of the Exchange Rights Agreement. The Contributing Parties shall have the right to convert a portion of the SLT OP Units and SLC OP Units so received into Paired Shares immediately following the issuance thereof in accordance with Schedule E attached hereto.

The parties agree the allocation of the Contribution Amount among the Contributing Parties shall be as set forth on Schedule 2.03 and that each of the Partnerships is receiving assets with a fair market value substantially equal to the Cash and OP Units in such Partnership issued in exchange therefor. Any sales tax due upon the contribution of the Contributed Assets shall constitute a Transaction Cost (as defined in Section 10.01).

         2.04     [Reserved]

         2.05     Deposit.

                  (a) The Contributing Parties acknowledge that SLT shall on the date of execution hereof make an earnest money deposit (together with any interest earned thereon, the "INITIAL DEPOSIT") in the amount of Five Million Dollars ($5,000,000) with First American Title Insurance Company (the "ESCROW AGENT") pursuant to the terms of the escrow instructions (the "ESCROW AGREEMENT") in the form attached as Exhibit "A" hereto. Provided this Agreement has not been sooner terminated, upon the approval or deemed approval of the Schedules of this Agreement (as provided in Section 12.01), SLT shall deposit with the Escrow Agent on or prior to 6:00 P.M. (EST) on January 17, 1997 an additional $5,000,000.00 (the "ADDITIONAL DEPOSIT" and together with the Initial Deposit and any interest or other earnings on either the "DEPOSIT"), for a total deposit of $10,000,000.00. The Deposit shall be non-refundable except as provided herein.

                  (b) If the Closing shall occur, the Deposit shall be applied to the Cash portion of the Contribution Amount. If this Agreement is terminated pursuant to Section 12.01, the Initial

Deposit shall be returned by the Escrow Agreement to SLT. If the Partnerships fail or refuse to close for any reason other than (x) an uncured default by one or more of the Contributing Parties under Section 13.02 of this Agreement, (y) the failure of one or more of the conditions in Section 8.01, or (z) termination of this Agreement pursuant to Article VI, the Deposit shall be paid to the Contributing Parties, as liquidated damages as their sole and exclusive remedy for such default. If (1) one or more of the Contributing Parties fail or refuse to perform their obligations under this Agreement, or (2) if one or more of the conditions set forth in Section 8.01 is not satisfied or waived by the Partnerships, or (3) this Agreement is terminated pursuant to Article VI, then subject to the provisions of Section 13.02, the Deposit shall be refunded and repaid to SLT.

                  (c) The Deposit shall be invested in accordance with the terms of the Escrow Agreement and interest shall accrue for the benefit of and be paid to the party to whom the Deposit is paid pursuant to this Section 2.05.

                  (d) The duties of the Escrow Agent hereunder are purely ministerial in nature, and the Escrow Agent shall have no liability to either party so long as it acts in good faith in accordance with the provisions of the Escrow Agreement.


                                   ARTICLE III

                                      TITLE

         3.01     Title to Property.

                  (a) Prior to or contemporaneously with the execution and delivery of this Agreement, each of the Contributing Parties will deliver to SLT a copy of the most recent surveys of the Real Property as the Contributing Parties have in their possession (the "OLD SURVEYS"). If required by the Title Insurer as a condition to the removal of any survey exceptions from the Title Policies, the Starwood Parties may obtain prior to the Closing a recertification of one or more of the Surveys or a new survey of each parcel of the Real Property, prepared by a licensed surveyor, satisfactory to SLT, and conforming to 1992 ALTA/ACSM Minimum Requirements for Urban Land Title Surveys ("NEW SURVEYS" and, together with the Old Surveys, the "SURVEYS"), including Table A Items Nos. 1-4 and 6-14, and such other standards as the Title Insurer may require. The Surveys shall be so certified (or recertified) to SLT, and Title Insurer in a form satisfactory to such parties.

                  (b) The Partnerships have had a bringdown of title to the Real Property performed by the Title Insurer and shall provide copies thereof (the "TITLE COMMITMENTS") to the applicable Contributing Parties and shall obtain such UCC searches and other evidence of title to the Property Company Interests and the remainder of the Property as the Partnerships shall deem appropriate (the "SEARCHES"). Except as set forth on Schedule 3.01 hereto, the matters disclosed by the Title Commitments and the Old surveys are referred to herein as the "Permitted Encumbrances". The matters set forth on Schedule 3.01 shall be limited to such matters that materially impair the current use, value or continued operation of the affected Hotel and such matters are referred to as

"Unpermitted Title Exceptions". Notwithstanding the foregoing, Permitted Encumbrances shall include (and Unpermitted Title Exceptions shall exclude) any and all Liens securing:

                           (i) the Assumed Debt;

                           (ii) unpaid real estate taxes and assessments not yet due and payable;

                           (iii) Uniform Commercial Code vendor liens securing the non-delinquent payment for goods; and

                           (iv) obligations of any Property Company which will be credited at Closing in the Net Working Capital adjustment provided for in Article IV, i.e., Liens securing any current liabilities of such Property Company.

In the event that (i) the Searches disclose Liens or other encumbrances not disclosed by the Title Commitments or that are not otherwise Permitted Encumbrances; or (ii) the Partnerships obtain any New Surveys, or any subsequent bringdowns of the Title Commitments or the Searches, and the same disclose matters which are not disclosed by the Old Surveys, Title Commitments or the Searches and are not otherwise Permitted Encumbrances in accordance with the foregoing, the Partnerships shall promptly so notify the applicable Contributing Party, but such additional matters ("NEW ENCUMBRANCES") shall be Permitted Encumbrances unless objected to in writing by the Partnerships prior to Closing, in which event the matters so objected to shall be Unpermitted Title Exceptions, unless the Starwood Parties proceed to consummate the Closing transactions provided for herein notwithstanding such matters, as provided for in Section 3.01(d) below, in which event all matters disclosed to the Starwood Parties prior to Closing shall constitute Permitted Exceptions for purposes of this Agreement.

                  (c) As to any Unpermitted Title Exceptions, the Contributing Parties shall notify the Partnerships as soon as reasonably practicable but in all events prior to Closing, whether the Contributing Parties:

                           (i) will cause the same to be discharged or removed at or prior to Closing (whereupon the Contributing Parties will be obligated to do so); or

                           (ii) will not cause the same to be so discharged.

The Contributing Parties' failure to respond shall constitute such Contributing Parties' election to proceed under clause (ii).

                  (d) If the Contributing Parties shall notify the Partnerships pursuant to paragraph (c)(ii) that the Contributing Parties will not cause an Unpermitted Title Exception to be discharged at or prior to Closing, or shall be deemed to have made such election, the Closing shall be deferred, if necessary, to the date which is five (5) business days after receipt of such notice by the Partnerships, and the Partnerships shall notify the Contributing Parties within such five (5) business day period of the Partnerships' election in its sole discretion, either:

                           (i) to accept title subject to such Unpermitted Title Exception(s) as the Contributing Parties shall have declined to cure, without reduction in or offset to the Contribution Amount; or

                           (ii) to terminate this Agreement and receive a prompt refund of the Deposit; provided, however, that if any such Unpermitted Title Exception is a New Encumbrance, the Partnerships shall also be entitled to receive reimbursement by the Contributing Parties of the reasonable out-of-pocket fees and expenses actually incurred by the Starwood Parties in pursuing the transactions contemplated hereby including, without limitation: travel expenses; fees and expenses of third party service providers providing legal, accounting, engineering, or other services in connection with such pursuit; title insurance, survey and other search fees; and other customary analytical or due diligence expenses (collectively, the "PURSUIT COSTS") up to an amount not to exceed One Million Dollars ($1,000,000) within fifteen (15) days after providing to the Contributing Parties an invoice setting forth in reasonable detail the amount of such Pursuit Costs.

The Partnerships' failure to respond on a timely basis shall constitute the Partnerships' election to proceed under clause (ii). The foregoing shall constitute the sole remedies of the Starwood Parties with respect to the matters provided for in this Section 3.01(d) (without limiting the generality of the foregoing, the provisions of Section 13.02(a) shall not apply thereto).


                                   ARTICLE IV

                         NET WORKING CAPITAL ADJUSTMENT

         4.01     Net Working Capital Adjustment.

                  (a) Estimated Closing Balance Sheet. Net Working Capital for each of the Property Companies shall be determined as of the Closing Date in accordance with the procedure set forth below, and the Cash portion of the Contribution Amount shall be adjusted up or down in accordance with such determination. At least two (2) business days prior to the Closing, each Property Company and the Partnerships in good faith shall prepare an unaudited estimated balance sheet of such Property Company as of the Closing Date (the "ESTIMATED CLOSING BALANCE SHEET") and an estimate of the Net Working Capital of the Property Company as of the close of business on the Closing Date (the "ESTIMATED CLOSING NET WORKING CAPITAL") based on the Property Company's books and records and other information then available. For purposes of the determination of Estimated Net Working Capital, all of the guest room revenue and applicable tax for the night preceding the Closing Date shall be treated as accounts receivable of such Property Company for the day preceding the Closing Date, but the Starwood Parties shall receive a credit in the determination of Net Working Capital equal to one-half (1/2) of the amount of such accounts receivable for guest room revenue and applicable tax for the night preceding the Closing Date.

                  (b) Adjustment. If the Estimated Closing Net Working Capital for any Property Company is greater than zero, the Cash portion of the Contribution Amount allocated to the Property Company Interests in such Property Company shall be adjusted upwards by such excess. If

Estimated Closing Net Working Capital for any Property Company is less than zero, the Cash portion of the Contribution Amount allocated to the Property Company Interest in such Property Company shall be adjusted downwards by such shortfall until the Cash Portion is zero, and thereafter the number of OP Units included in the portion of the Contribution Amount allocated to Property Company Interests in such Property Company shall be reduced based upon the Closing Value, until such shortfall is fully offset.

                  (c) Final Closing Balance Sheet. As promptly as practicable, but in no event later than ninety (90) days after Closing, the Partnerships will cause HEI to deliver to the Contributing Parties a balance sheet of each of the Property Companies as of the Closing (the "CLOSING BALANCE SHEET") prepared by HEI on a basis consistent with the most recent balance sheet on the Financial Statements for such Property Company, which Closing Balance Sheet will reflect the HEI's determination (as certified by the chief financial officer of HEI) of the Net Working Capital as of the close of business on the Closing Date (the "CLOSING NET WORKING CAPITAL") of such Property Company.

                  (d) Independent Auditor.

                      (i) If the Contributing Parties disagree with HEI's determination of Closing Net Working Capital, the Contributing Parties shall notify the Partnerships in writing of such disagreement (such notice setting forth the basis for such disagreement in reasonable detail) and the Partnerships and the Contributing Parties thereafter shall negotiate in good faith to resolve any such disagreements. If the Partnerships and the Contributing Parties are unable to resolve any such disagreements within thirty (30) days after the Partnerships cause HEI to deliver the Closing Balance Sheet to the Contributing Parties, the Partnerships and the Contributing Parties shall subject the dispute to a "Big Six" public accounting firm jointly selected by the Partnerships and the Contributing Parties (the "INDEPENDENT AUDITOR") for resolution. If the Partnerships and the Contributing, Parties are unable to agree upon an Independent Auditor, the independent Auditor shall be selected by lot from a list of four "Big Six" accounting firms (of which two firms shall be selected by each of the Partnerships and the Contributing Parties, but excluding any firm which has previously audited such Property Company's or any of the Starwood Parties' financial statements).

                      (ii) The Partnerships and the Contributing Parties shall
                           use their reasonable best efforts to cause the Independent Auditor to resolve all disagreements over the Closing Net Working Capital as soon as practicable, but in any event within 60 days after submission of the disputes to the Independent Auditor. The resolution of such disagreements and the determination of Closing Net Working Capital by the Independent Auditor shall be final and binding on the Partnerships and the Contributing Parties.

                  (iii) The Independent Auditor will determine the allocation of its costs and expenses in determining the Closing Net Working Capital based upon the percentage which the portion of the contested amount not awarded to each party bears to the amount actually contested by such party. For example, if the Contributing Parties claim the Closing Net Working Capital is $1,000 greater than the amount determined by the Partnership's accountants, and the Partnerships contest only $500 of the amount claimed by the Contributing Parties, and if the Independent Auditor ultimately resolves the dispute by awarding the Contributing Parties $300 of the $500 contested, then the costs and expenses of arbitration will be allocated 60% (i.e., 300 500) to the Partnerships and 40% (i.e., 200 500) to the Contributing Parties.

                  (e) Final Adjustment. If the Closing Net Working Capital for any Property Company (as finally determined pursuant to Section 4.01(c) or (d), as applicable) is greater than the Estimated Closing Net Working Capital, the Partnerships shall, within three (3) business days after the Closing Net Working Capital is so finally determined, pay to the Contributing Parties owning Property Company Interests in such Property Company in immediately available funds, the difference between the Closing Net Working Capital and the Estimated Closing Net Working Capital. If the Closing Net Working Capital for such Property Company is less than the Estimated Closing Net Working Capital for such Property Company, the Contributing Parties owning Property Company Interests in such Property Company shall, within three (3) business days after the Closing Net Working Capital for such Property Company is so finally determined, pay to the Partnerships, in immediately available funds, the difference between Closing Net Working Capital and Estimated Closing Net Working Capital for such Property Company. All amounts owed pursuant to this Section 4.01 (e) shall include interest thereon, from and excluding the day which is fifteen (15) days after the date on which the party entitled to receive such amount makes written demand for its payment to and including the date of payment, at the "prime" rate as announced by Chase Manhattan Bank N.A. on the date on which such demand is made calculated on the basis of a 365-day year. All determinations pursuant to this
Section 4.01(e) shall be made in accordance with GAAP.

         4.02 Errors. Notwithstanding the foregoing and in addition to the provisions of Subsections 4.01(a) - (e), if at any time within one year following Closing either party discovers any items which should have been included in the Net Working Capital Adjustments but which were omitted therefrom, or any error in the computation of such adjustments, or any items not previously capable of determination, such items or error shall be properly adjusted as of Closing without interest thereon.


                                    ARTICLE V

                                   [Reserved]

                                   ARTICLE VI

                                  RISK OF LOSS

         6.01 Risk of Loss. Subject to the following provisions of this Article VI, the Contributing Parties shall bear all risk of all loss or damage to the Property from all causes until Closing.

         6.02 Casualty. If one or more of the Hotels is materially damaged by any fire or other casualty prior to Closing, the Property Company owning such damaged Hotel will immediately notify the Partnerships in writing of the same (a "CASUALTY NOTICE"). The Casualty Notice will include a reasonably detailed description of the property damage and such Property Company's best estimate of the cost and time required to repair such damage. The cost of repairing such damage to any Hotel as estimated by an architect or other qualified consultant retained by such Property Company is herein referred to as a "CASUALTY LOSS" with respect to such Hotel.

         6.03 Eminent Domain. In the event that a portion of one or more of the Hotels are taken by eminent domain or becomes subject to a taking by eminent domain or a deed in lieu of condemnation prior to Closing, the affected Property Company will immediately notify the Partnerships in writing, of the same (a "EMINENT DOMAIN NOTICE"). The reasonably estimated value of the portion of any Hotel taken or subject to taking by eminent domain is herein referred to as a "CONDEMNATION LOSS" with respect to such Hotel.

         6.04 Elections Upon Casualty or Eminent Domain. If any of the events described in Section 6.02 or Section 6.03 occurs prior to Closing, then the provisions of this Section 6.04 shall apply:

                  (a) Minor Loss. Subject to Section 6.04(c) below, if the amount of the Casualty Loss or the Condemnation Loss, as applicable (the "LOSS"), to any Hotel is equal to or less than One Million Dollars ($1,000,000), then the Partnerships shall receive a credit to the Cash portion of the Contribution Amount equal to the Adjustment Amount (as defined in Section 6.05), and in such event the Closing will be as otherwise provided herein with respect to the Property Company Interests and Contributed Assets of the Property Company which owns the Hotel subject to such Loss.

                  (b) Substantial Loss. Subject to Section 6.04(c) below, if the amount of the Loss to any Hotel is greater than One Million Dollars ($1,000,000), then the Partnerships, must elect (as their sole and exclusive remedy) with respect to the Property Company Interests and Contributed Assets of the Property Company owning such Hotel either:

                           (i) to proceed with the transaction without the Property Company Interests and Contributed Assets of such Property Company, with a reduction in the Contribution Amount based on Schedule 2.03; provided, however, that the Partnerships shall not have the right to make such election under this clause (i) with respect to more than two Hotels; or

                           (ii) to proceed with the transaction contemplated by this Agreement with such Property Company Interests and Contributed Assets, including (as assets of such

         Property Company) such Property Company's rights in any insurance or condemnation proceeds (as applicable) which remain unpaid to such Property Company in connection with such Loss and a credit against the Cash portion of the Contribution Amount equal to the Adjustment Amount, and in such event the Closing will be as otherwise provided herein.

Such election must be made by the Partnerships within ten (10) business days following receipt of the Casualty Notice or Eminent Domain Notice (the "Loss Election Date"), as applicable (the "LOSS NOTICE"), and the Closing Date shall be extended, if necessary, to the third (3rd) Business Day following the Loss Election Date. The Partnerships' failure to give timely notice under this
Section 6.04(b) will be deemed to be an election under clause (ii).

                  (c) Major Casualty Damage. If the aggregate amount of the Loss with respect to any Hotel is greater than Five Million Dollars ($5,000,000), or if three or more Hotels each have a Loss in excess of One Million Dollars ($1,000,000), then the Partnerships must elect (as their sole and exclusive remedy) either:

                           (i) to proceed in accordance with Section 6.04(b) above; or

                           (ii) to terminate this Agreement by giving notice to such effect to the Contributing Parties not later than the Loss Election Date. In the event of such termination, then the entire amount of the Deposit will be refunded to SLT.

The Partnerships' failure to give timely notice under this Section 6.04(c) will be deemed to be an election under clause (ii) of this Section 6.04(c).

         6.05 Adjustment Amount. As used in this Article VI, "ADJUSTMENT AMOUNT" means the sum of (i) in the case of casualty damage covered by a Property Company's property casualty insurance, the amount of the deductible under such insurance policy with respect to such casualty damage (not to exceed the amount of such casualty damage), plus (ii) any amounts previously paid to such Property Company as insurance or condemnation proceeds, as applicable, and not expended by such Property Company prior to Closing for the purpose for which received (including but not limited to expenditures for restoration of the affected Hotel in connection with such casualty or condemnation); provided, however, that in determining the adjustments to be made to the Cash portion of the Contribution Amount at Closing for the Adjustment Amount (in accordance with this Article VI) and for Net Working Capital (in accordance with Article IV), appropriate adjustment shall be made so as to not double count as current assets of a Property Company any unexpended amounts received by a Property Company as insurance or condemnation proceeds or the right of a Property Company to receive any insurance or condemnation proceeds, and so as to not double count as current liabilities of such Property Company any liabilities of a Property Company for which such insurance or condemnation proceeds have been or will be payable.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         7.01 Contributing Party's Representation and Warranties. To induce the Starwood Parties to enter into this Agreement each Contributing Party makes the following representations and warranties on behalf of such Contributing Party, and on behalf of or with respect to the Property Company in which such Contributing Party owns Property Company Interests all of which (i) are now true, and (ii) except as expressly provided herein to the contrary, shall be true as of Closing, subject, in each case, to the exceptions set forth on the Schedules attached to this Agreement and on any supplemental schedules thereof as may be delivered to the Starwood Parties prior to the Closing, provided, however, that:

                           (1) prior to Closing, the remedies of the Starwood Properties for any breach of such representations and warranties shall be limited in accordance with Section 13.02(a);

                           (2) an election by the Starwood Parties to complete Closing notwithstanding Knowledge of any breach thereof shall constitute a waiver of such breach in accordance with Section 12.05(b); and

                           (3) after Closing, the liability of the Contributing Parties for any breach of such representations and warranties shall be limited in accordance with Section 14.02(b).

Subject to the foregoing, the Contributing Parties represent and warrant as follows:

                  (a) Subsidiaries and Investments. The Property Company has no subsidiaries and does not own, directly or indirectly, any stock, membership interests, partnership interests or joint venture interests in, or similar equity ownership interest issued by, any other Person.

                  (b) Property Company Capitalization; Title to Property Company Interests.

                      (i) The capitalization of the Property Company is completely set forth on Schedule 7.01(b) hereto. There are no restrictions on the transfer of the Property Company Interests other than those set forth in the Property Company's Constituent Documents, true, correct and complete copies of which have been provided to the Partnerships, and those arising from federal and applicable state securities laws. All currently issued and outstanding Property Company Interests were duly authorized and validly issued in accordance with the terms of the Property Company's Constituent Documents and in compliance with applicable laws, and are fully paid and non-assessable. Except as set forth on
Schedule 7.01(b) and except as created by this Agreement, there are no outstanding interests, equity interests, subscriptions, purchase rights, subscription rights, conversion rights, exchange rights, options, warrants, preemptive rights, rights of first refusal, rights of first offer, or other rights or other arrangements or commitments outstanding or obligating the Property Company to issue, sell or otherwise cause to be outstanding any Property Company Interests, any security convertible into or exercisable or exchangeable for Property Company Interests, or any other equity participation in the Property Company. At the Closing, upon receipt of the Property Company Interests, SLT and SLT Financing will be admitted as a member partner or joint venturer (as applicable) of the Property Company.

                      (ii) Each Contributing Party severally represents and warrants as follows in this subsection (b)(ii) with respect to the Property Company Interest(s) set forth opposite its name on Schedule 7.01(b) hereto. Such Contributing Party owns all of such Property Company Interest(s) and there are no other holders of all or any portion of or interests in such Property Company Interest(s). Such Property Company Interest(s) contributed to the Partnerships at Closing by such Contributing Party will be free and clear of all Liens. Except as set forth on Schedule 7.01(b) and except as created by this Agreement, there are no outstanding interests, equity interests, subscriptions, purchase rights, subscription rights, conversion rights, exchange rights, options, warrants, preemptive rights, rights of first refusal, rights of first offer, or other rights or other arrangements or commitments outstanding with respect to such Property Company Interest(s) or obligating such Contributing Party to issue, sell or otherwise cause to be outstanding any Property Company Interests, any security convertible into or exercisable or exchangeable for Property Company Interests, or any other equity participation in the Property Company. Such Property Company Interest(s) are not subject to any voting trusts, proxies, or other agreements or understandings. Each Contributing Party that is a Person other than an individual has full power and authority to enter into this Agreement and to assume and perform all of its obligations hereunder and the execution and delivery of this Agreement and the performance by such non-individual Contributing Party of its obligations hereunder have been duly authorized by such partnership, trust, limited liability and/or corporate action (including, without limitation approval by each of the partners and/or shareholders thereof of such Contributing Party) as may be required. Notwithstanding any other provision of this Agreement or the other Transaction Documents, the liability of each Contributing Party for the representations and warranties of such Contributing Party pursuant to this subsection (b)(ii) shall be several and not joint, and no Contributing Party shall be liable or responsible for the representations and warranties made by any other Contributing Party pursuant to this subsection (b)(ii) or pursuant to any similar provision of the other Transaction Documents.

                  (c) Tax Matters. Except as set forth on Schedule 7.01(c):

                      (i) the Property Company has timely filed or shall timely file all Tax Returns which are required to be filed, and all such Tax Returns are true, complete and accurate in all respects and have been prepared in compliance with applicable law. The Property Company is taxed as a "partnership" as defined in Section 761(a) of the Code;

                      (ii) all Taxes due and payable as of the Closing Date by the Property Company, whether or not shown on a Tax Return, have been paid or shall be paid by the Property Company or the Contributing Parties, or adjusted for pursuant to Article IV, and all Taxes accrued but not yet due are shown on the Financial Statements provided pursuant to Section 7.01(q) or the Estimated Closing Balance Sheet or the Closing Balance Sheet in accordance with Section 4.01 and no Taxes are delinquent;

                      (iii) no deficiency for any amount of Tax has been asserted or assessed by a taxing authority against the Property Company or any Contributing Party with respect to the operations of the Property Company and the Contributing Parties have no Knowledge that any such assessment or asserted Tax liability shall be made;

                      (iv) no audits or investigations by any taxing authority are currently pending, or to the Knowledge of the Contributing Parties threatened, and to the Contributing Parties' Knowledge, the Property Company does not reasonably expect any taxing authority to claim or assess any additional Taxes for any period;

                      (v) the Property Company has not consented to extend the time beyond the Closing in which any Tax may be assessed or collected by any Taxing authority;

                      (vi) the Property Company has not been a member of an Affiliated Group (as defined in Section 1504 of the Code) or any similar group defined under local, state or foreign Tax law and has no liability for Taxes of any other Person under Treasury Regulations Section 1.1502-6 or any similar provision of local, state or foreign Tax law;

                      (vii) the Property Company is not a party to or, to the Knowledge of the Contributing Parties, bound by any Tax allocation or Tax sharing agreement and has no contractual obligation to indemnify any other person with respect to Taxes;

                      (viii) the Property Company does not have any obligation to make any payment that will be non-deductible under Section 280G of the Code (or any corresponding provision of state, local or foreign Tax law);

                      (ix) to the Knowledge of the Contributing Parties, no claim has ever been made by a taxing authority in a jurisdiction where the Property Company does not pay Tax or file Tax Returns that the Property Company is subject to Taxes assessed by such jurisdiction;

                      (x) the Property Company has no liability for any Taxes, if any, required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party other than amounts adjusted for pursuant to Article IV; and

                      (xi) Schedule 7.01(c) contains a list of all states, territories and jurisdictions (whether foreign or domestic) in which the Property Company is required to file Tax Returns.

                  (d) Insurance. Schedule 7.01(d) attached hereto lists and briefly describes each insurance policy maintained by the Property Company with respect to its properties, assets and business. All of such insurance policies are in full force and effect and will not, by their terms, terminate by reason of the transactions provided for herein at Closing, and the Property Company is not in default with respect to its obligations under any of such insurance policies and has not received any notification of cancellation of any of such insurance policies and has no claim outstanding which could be expected to cause a material increase in the Property Company's insurance rates.

                  (e) Single-Purpose Entity. Except as set forth on Schedule 7.01(e), the Property Company, at all times since its formation has been a Single-Purpose Entity.

                  (f) Leases. Schedule 7.01(f) contains a true and complete list of all Tenant Lease(s) under which the aggregate remaining payments to the Property Company owning the affected Hotel exceed $25,000.00, including all addenda, amendments and modifications thereto, and the Contributing Party has previously provided to the Partnerships true and correct copies of each such item. Except as noted on Schedule 7.01(f): (i) the Contributing Parties have no Knowledge that the lessor or the lessee under any Lease has failed to pay, perform or observe any of the terms, covenants and conditions on the such party's part to be paid, performed and observed thereunder; (ii) all brokerage, leasing and other commissions and all other compensation and fees due and payable in connection with the Tenant Lease(s), have been fully paid, shall be included in the Net Working Capital adjustment at Closing in accordance with
Article IV, or shall be fully paid by the Contributing Party prior to the Closing; (iii) except as shown on Schedule 7.01(f), no tenant has prepaid rent for more than the following month, has received or is entitled to receive a rent concession in connection with its tenancy, or is entitled to any work (not yet performed) or consideration (not yet given) in connection with its tenancy, (iv) the Property Company is the holder of the lessor's interest under each of the Tenant Leases and has not assigned or hypothecated any of such rights other than in respect of the Assumed Debt.

                  (g) Compliance With Laws. The Contributing Parties have no Knowledge of a violation of any Legal Requirements, or any standards and regulations of appropriate supervising Boards of Fire Underwriters and similar agencies, bearing on construction, operation or use of the Property or any part thereof (other than as to matters previously cured), or that any investigation has been commenced or is contemplated respecting any such possible violation other than as disclosed in the written information made available to the Starwood Parties. To the Contributing Parties' Knowledge, all notices, licenses, permits, certificates and authority required in connection with the construction, completion, use or occupancy of the Real Property or any part thereof by the Property Company have been obtained and are and on the Closing Date will be in effect and in good standing. This subsection (g) shall exclude, however, any representation concerning the Edison Crowne Plaza, or the Property Company which owns that Hotel, with regard to all Legal Requirements which constitute Environmental Laws.

                  (h) Contracts. True and complete copies of all Contracts (including all amendments thereto) to which the Property Company is a party or by which it is bound have been delivered to the Partnerships. Except as set forth in Schedule 7.01(h): (i) there are no Contracts to which the Property Company is a party or by which it is bound; (ii) the Property Company has complied with all material provisions of such Contracts and, to the Knowledge of the Contributing Parties, no party thereto is in material default under any of them; and (iii) to the Knowledge of the Contributing Parties, all such Contracts are in full force and effect and no event has occurred which constitutes or which with the passage of time or the giving of notice, or both, would constitute a default under any thereof or would excuse performance by any party thereto.

                  (i) Employees. Except as set forth on Schedule 7.01(i), there are no union contracts, collective bargaining agreements or other labor contracts affecting the Property or any of the employees thereof (other than tenants, concessionaires or other independent contractors other than Manager). The Property Company has no employees and to the Contributing Parties' Knowledge, there are no employees of Manager who by reason of any Legal Requirement, union contract, collective bargaining agreement or other Contract would become employees of the Partnerships by reason of the acquisition of the Property Company Interests by the Partnerships. The Property Company has no single-employer or multi-employer defined benefit pension plans covered by Title IV of ERISA.

                  (j) No Pending Condemnation Proceedings. The Contributing Parties have no Knowledge of pending or proposed condemnation proceedings affecting the Property or any part thereof.

                  (k) Real Estate Taxes. Except as set forth on Schedule 7.01(k), (i) the Property Company has not commenced any proceedings which are pending for the reduction of the assessed valuation of the Real Property or any portion thereof, and (ii) the Contributing Parties have no Knowledge of any special assessment affecting the Property.

                  (l) No Other Interests. Except as set forth on Schedule 7.01(l), to the Knowledge of the Contributing Parties, no Person other than the Contributing Parties has any right to acquire any interest in the Property or any part thereof.

                  (m) No Litigation. Except as set forth on Schedule 7.01(m), neither the Contributing Party, nor the Property Company is a party to, and to the Contributing Parties' Knowledge there is no pending or threatened litigation, claim, action or proceeding by any Person which would materially impair the use, occupancy or value of the Property or any part thereof or which otherwise relates to the Property or the Contributing Parties' Property Company Interests.

                  (n) No Further Action; Execution and Delivery. No further action or approval by any Person is required in order to constitute this Agreement as a binding and enforceable obligation of each Contributing Party. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder on the part of the Contributing Party do not and will not violate its Constituent Documents (if any) or the Constituent Documents of the applicable Property Company, and do not and will not conflict with or result in the breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrances upon any of the property or assets of the applicable Property Company or upon any Property Company Interest by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture, instrument or judgment to which the Contributing Party is a party or which is binding upon the Contributing Party or the applicable Property Company.

                  (o) Good Standing. The Property Company, and each Contributing Party which is a Person other than an individual, is duly organized, validly existing and in good standing under the laws of the State of its organization and the Property Company is qualified to do business and is in good standing in the State in which the Real Property is located.

                  (p) Proprietary Rights. To the best of the Contributing Parties' Knowledge, Schedule 1.02(ll) contains a true and complete list of all Proprietary Rights (including registration numbers, where applicable) and all license agreements (whether as licensor or licensee) relating to such Proprietary Rights. Except as otherwise set forth in Schedule 1.02(ll), the Property Company owns or has the right to use all Proprietary Rights currently used by it in the Property's business as presently conducted, all of which ownership rights are in good standing and, to the Contributing Parties' Knowledge, uncontested. The Contributing Parties have no Knowledge of any claim, action, proceeding or investigation pending or threatened against the Property Company with respect to any such Proprietary Rights or that any party thereto is in substantial default under any license or other agreement relating to such Proprietary Rights, or that any such licenses and agreements are not valid, enforceable and in full force and effect.

                  (q) Financial Statements. Representatives of the Contributing Parties have delivered to the Starwood Parties true and complete copies of all financial statements with respect to each of the Hotels (i) as were delivered to the applicable Property Company by the entity from which the Property Company acquired the Hotel, and (ii) as have been prepared by Manager on behalf of the applicable Property Company with respect to periods since the acquisition of such Hotel by Property Company through the four-week fiscal period which ended November 28, 1996 (collectively, the "FINANCIAL STATEMENTS"). To the Knowledge of the Contributing Parties, the Financial Statements for each Property Company have been based on information contained in the Property Company's books and records, fairly present the Property Company's financial condition and results of operations as of the times and for the periods referred to therein, and have been prepared in accordance with GAAP.

                  (r) Events Subsequent to November 28, 1996. Since November 28, 1996, to the Contributing Parties' Knowledge, there has not been any material adverse change in the business, assets, financial condition or operating results of the Property Company. Since that date, except as set forth on Schedule 7.01(r) attached hereto, the Property Company has conducted its business in the ordinary course of business consistent with past custom and practice, and has incurred no Liabilities other than in the ordinary course of business consistent with past custom and practice. Except as hereinafter provided, this subsection
(r) shall exclude, however, any representation concerning the Edison Crowne Plaza, or the Property Company which owns that Hotel, with regard to Liabilities in respect of those Legal Requirements which constitute Environmental Laws, provided that to the Contributing Parties' Knowledge, there is no material violation of such representation as it relates to such Hotel.

                  (s) Absence of Undisclosed Liabilities. Except as set forth on
Schedule 7.01(s), to the Knowledge of the Contributing Parties, the Property Company has no Liabilities of the nature required by GAAP to be shown on a balance sheet, except for;

                           (i) Liabilities reflected or reserved against on the unaudited balance sheet of the Property Company as of November 28, 1996 in the liabilities section of such balance sheet;

                           (ii) Liabilities which have arisen since November 28, 1996 in the ordinary course of business of the Property Company (none of which relates to breach of contract, default, breach of warranty, tort, infringement, violation of any Legal Requirement, or any other action, suit or proceeding); and

                           (iii) Liabilities which will be reflected or reserved against on the Estimated Closing Balance Sheet (as provided for in Section 4.01(a) above) or on the Closing Balance Sheet (as provided for in Section 4.01(c) above) in the liabilities sections of such balance sheets.

Except as hereinafter provided, this subsection (s) shall exclude, however, any representation concerning the Edison Crowne Plaza, or the Property Company which owns that Hotel, with regard to Liabilities in respect of those Legal Requirements which constitute Environmental Laws, provided that to the Contributing Parties' Knowledge, there is no material violation of such representation as it relates to such Hotel.

                  (t) No "Foreign Person". The Contributing Party is not a "foreign person," as such term is defined in Section 1445 of the Code. The sale transaction contemplated by this Agreement is not subject to Section 897 of the Code or to the withholding requirements of Section 1445 of the Code.

                  (u) Environmental Matters - No Violations.

                      (i) Except as to the Edison Crowne Plaza, all environmental reports (including all revisions and updates thereto) pertaining to the Property prepared by or on behalf of the Contributing Party or the Property Company or otherwise in its possession or control (the "ENVIRONMENTAL REPORTS") are listed on Schedule 7.01(u) and true and complete copies of such Environmental Reports have been delivered to the Partnerships. As to the Edison Crowne Plaza, to the Knowledge of the Contributing Party, Schedule 7.01(u) lists all Environmental Reports pertaining to such Hotel which disclose material information relating to the environmental condition of such Hotel. The representations and warranties in Section 7.01(u)(ii) and in Section 7.01(v) shall not apply to the Edison Crowne Plaza Hotel or to the Property Company which owns such Hotel, and the representations and warranties in Section 7.01(g), with respect to the Edison Crowne Plaza and such Property Company shall be limited to exclude Environmental Laws from the Legal Requirements applicable to such representations and warranties.

                      (ii) Subject to Section 7.01(u)(i) above, the Contributing Parties have no Knowledge that any condition exists on the Property as a result of its operation or activities thereon which condition constitutes a violation of or which will give rise to Environmental Clean-Up Liabilities or Environmental Claims pursuant to any Environmental Laws relating to the Property. "ENVIRONMENTAL CLEANUP LIABILITY" means any cost or expense of any nature whatsoever required to be undertaken under or pursuant to any Environmental Law to contain, remove, remedy, respond to, clean up or abate any release of hazardous substance, pollutant, contaminant or waste, or other contamination of surface water, groundwater, land surface or subsurface strata, whether on-site or off-site, arising from activities at the Property including, but not limited to, manufacture, generation, formulation, processing, labeling, distribution, introduction into commerce or on-site or off-site use, treatment, handling, storage, disposal or transportation of any hazardous substance, pollutant, contaminant or waste, but excluding cleaning supplies used in connection with the Hotel Business which are properly packaged and stored, and used in compliance with all Environmental Laws.

                  (v) Environmental Matters - Environmental Claims. Subject to
Section 7.01(u)(i) above, except as set forth in the Environmental Reports, the Contributing Parties have no Knowledge of any pending, threatened or contemplated Environmental Claims affecting the Property (excluding the Edison Crowne Plaza). "ENVIRONMENTAL CLAIMS" means any claim for reimbursement of remediation expense, personal injury, property damage or damage to natural resources made, asserted or prosecuted by or on behalf of any third party (whether based on negligent acts or omissions, statutory liability, strict liability without fault or otherwise) including, without limitation, any governmental entity, employee, former employee or guest, or their respective legal representatives, heirs, beneficiaries and estates, relating to or arising out of the release of any hazardous substance, pollutant, contaminant or waste or the violation of any Environmental Law.

                  (w) [Reserved]

                  (x) Investment Representation. The Contributing Party is receiving the SLT OP Units and the SLC OP Units (collectively, the "UNITS") to be delivered pursuant hereto for its own account (other than with respect to PRISA II) with the present intention of holding such Units for purposes of investment, and each such party has no intention of selling Units in a distribution in violation of the federal securities laws or any applicable state securities laws. Except for the individuals listed on Schedule 7.01(x), the Contributing Party and, for each Contributing Party other than PRISA II which is not an individual, each Person owning equity interests in such Contributing Party other than PRISA II (an "EQUITY OWNER"), is an accredited investor as defined in Rule 501 of the Securities Act (an "ACCREDITED INVESTOR") and has sufficient knowledge and experience in financial and business matters and investing in entities similar to the Trust, the Corporation, SLT and SLC so as to be able to evaluate the risks and merits of its investment in SLT and SLC and the Contributing Party, and any Equity Owner therein, has had an opportunity to discuss the business, management and financial affairs of the Trust, the Corporation, SLT and SLC with the management of the Trust and the Corporation. Except for the individuals listed on Schedule 7.01(x), each Permitted Transferee (as defined in the Transfer Restriction and Exchange Rights Agreement) is, and immediately prior to receiving any Units will be, an Accredited Investor. The Contributing Party and any Equity Owner therein understands that (i) the Paired Shares and Units have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, and (ii) upon any issuance of the Paired Shares pursuant to the Transfer Restriction and Exchange Agreement, such Paired Shares must be held indefinitely unless such Shares are registered upon receipt thereof, or unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration.

                  (y) Binding Effect. When executed and delivered by each Contributing Party, the Transaction Documents required to be executed by the respective Contributing Parties will each be duly authorized, valid and binding upon such Contributing Party.

                  (z) Status of Constituent Documents. Schedule 7.01(z) sets forth a true and complete list of each Property Company's Constituent Documents. Each of the Property Company's Constituent Documents is in full force and effect, and true, complete and correct copies thereof have been delivered to the Partnerships. There are no dissolution, termination or liquidation proceedings pending or, to the Knowledge of the Contributing Parties, contemplated with respect to the Property Company. To the Contributing Parties' Knowledge there are no uncured defaults or breaches by any Person under the Constituent Documents for such Property Company.

         7.02 The Partnerships' Representations and Warranties. To induce the Contributing Parties to enter into this Agreement, each Partnership makes the following representations and warranties, as to itself, all of which (i) are now true and (ii) shall be true as of the Closing:

                  (a) Power and Authority Non-contravention, Investment. The Partnership has full power and authority to enter into this Agreement and to assume and perform all of its obligations hereunder; the execution and delivery of this Agreement and the performance by the Partnership of its obligations hereunder have been duly authorized by such action as may be required, and no further action or approval is required in order to constitute this Agreement as a binding and enforceable obligation of the Partnership. Neither the execution nor delivery of this Agreement by the Partnership, nor consummation of the transactions contemplated hereby or compliance with or fulfillment of the terms and provisions hereof by the Partnership, will (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights, or result in the creation or imposition of any encumbrance upon any of the assets of the Partnerships under the Partnership's Constituent Documents, or any other instrument, agreement, mortgage, indenture, deed of trust, permit, concession, grant, franchise, license, judgment, order, award, decree or other restriction of which the Partnership is a party or any of its properties is subject or by which any of them is bound or any Legal Requirement affecting any of them, or (ii) require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, Government Entity or regulatory body, by or on behalf of the Partnership, except for (A) the applicable requirements of the gaming authorities of the State of Nevada and of the Clark County, Nevada Liquor and Gaming Licensing Board (the "NEVADA GAMING APPROVALS") and (B) the filing of appropriate documents with the SEC under the Securities Act. The Partnerships are receiving the Property Company Interests to be delivered hereto for their own account with the present intention of holding such Property Company Interests for purposes of investment, and each Partnership has no intention of selling such Property Company Interests in a distribution in violation of federal securities, laws or any applicable state securities laws. The Partnerships are Accredited Investors and have sufficient knowledge and experience in financial and business matters and investing in entities similar to the Property Companies so as to be able to evaluate the risks and merits of their investment in the Property Companies and the Partnerships have had an opportunity to discuss the business, management and financial affairs of the Property Companies with the management of the Property Companies.

                  (b) Good Standing. The Partnership is duly organized, validly existing and in good standing under the laws of the state of its formation and are qualified to do business in all jurisdictions in which such qualification legally is required.

                  (c) Binding Effect. When executed and delivered by each Partnership, the Transaction Documents required to be executed by the Partnership hereunder will each be duly authorized, valid and shall be binding upon the Partnership.

                  (d) Status of the Constituent Documents. Schedule 7.02(d) sets forth a true and complete list of all of the Partnerships' Constituent Documents. Each of the Partnership's Constituent Documents is in full force and effect, and true, complete and correct copies thereof have been delivered to the Contributing Party. There are no dissolution, termination or liquidation proceedings pending or, to the Knowledge of the Starwood Parties, contemplated with respect to the Partnership. There are no uncured defaults or breaches by the general partner or to the Knowledge of the Starwood Parties, any limited partner under the Partnerships' Constituent Documents.

                  (e) No Litigation; Proceedings. Except as set forth on
Schedule 7.02(e), there are no pending or, to Starwood Parties' Knowledge, threatened actions, suits, proceedings or claims against or affecting the Partnership at law or in equity or before or by any Government Entity.

                  (f) Units. The capitalization of each of the Partnerships is as set forth in their respective Partnership Agreements. As of December 31, 1996, 32,682,481 OP Units of each of SLC and SLT were issued and outstanding, of which at least the OP Units of SLT and SLC set forth on Schedule 7.02(f) were held by limited partners that are not affiliated with the Trust within the meaning of the Department of Labor's ERISA plan asset regulation, 29 C.F.R.
Section 2510.3-101(f) (the "Plan Asset Regulation"). There are no restrictions on the transfer of the SLT OP Units and SLC OP Units to be issued pursuant to
Section 2.03 other than those contained in the respective Partnership's Constituent Documents, the Transfer Restriction and Exchange Rights Agreement or the Registration Rights Agreement and those arising from federal and applicable state securities laws. All currently issued and outstanding OP Units were duly authorized and validly issued in accordance with the terms of the respective Partnership's Constituent Documents and in compliance with applicable laws and are convertible into Paired Shares in accordance with the terms of the Transfer Restriction and Exchange Rights Agreement. Except as set forth on Schedule 7.02(f) and except as created by this Agreement, as of the date hereof, there are no outstanding subscriptions, options, warrants, preemptive or other rights or other arrangements or commitments obligating the Partnerships to issue any Units. If and when issued, the Paired Shares issuable upon exchange of the Units delivered hereunder pursuant to the Transfer Restriction and Exchange Rights Agreement will be duly authorized, validly issued, fully paid and non-assessable. At the Closing, upon receipt of the Property Company Interests and Contributed Assets, the Partnerships will have transferred the Units to be issued hereunder free and clear of all Liens (other than any Liens in favor of the partners of the Partnership pursuant to the Partnership's Constituent Documents), and as of the Closing, the Contributing Partners will be admitted as limited partners of the Partnerships. The issuance of the Units to the Contributing Parties at the Closing will not require any approval or consent of any Person except any such approval that shall have been obtained on or prior to the Closing. Assuming the accuracy of the representations in Section 7.01(x), the issuance of the Units to the Contributing

Parties hereunder is exempt from registration under the Securities Act and applicable state securities laws.

                  (g) Financial Statements; Undisclosed Liabilities. True and complete copies of (i) the audited financial statements of SLC and SLT as of December 31, 1995, together with all related notes and schedules thereto, accompanied by the reports thereon of SLC's and SLT's independent auditors, and
(ii) the unaudited financial statements of SLC and SLT as of September 30, 1996 and for the nine months then ended, together with all related notes and schedules thereto (collectively, the "PARTNERSHIPS' FINANCIAL STATEMENTS"), have been delivered to the Contributing Parties. The Partnerships' Financial Statements were prepared in accordance with the books of account and other financial records of SLC and SLT, present fairly the consolidated financial condition and results of operations of SLC and SLT as of the dates thereof or for the periods covered thereby, and have been prepared in accordance with GAAP. Except as disclosed on Schedule 7.02(g), (i) there are no Liabilities of SLC and SLT of the nature required by GAAP to be shown on a balance sheet, other than Liabilities reflected or reserved against on the balance sheets of SLC and SLT as of September 30, 1996, and (ii) Liabilities which have arisen since that date in the ordinary course of business.

                  (h) Conduct in the Ordinary Course of Business. Except as set forth on Schedule 7.02(h), since September 30, 1996, the business of each of the Partnerships has been conducted in all material respects in the ordinary course, consistent with past practice, and the business of each of the Partnerships will be conducted as aforesaid through the Closing.

                  (i) ERISA Matters. The terms of this transaction are not materially less favorable to PRISA II than the terms that would be available generally in an arms'-length transaction between unrelated parties. Neither Partnership maintains or contributes to an employee benefit plan maintained by an employer or employee organization identified on Schedule 7.02(i).

                  (j) Tax Status. Each Partnership is taxable as a "partnership" as defined in Section 7701(a) of the Code, and is not taxable as a corporation by reason of being a publicly traded partnership within the meaning of Section 7704 of the Code.

         7.03 The Corporation's Representation and Warranties. To induce the Contributing Parties to enter into this Agreement, the Corporation makes the following representations and warranties, all of which (i) are now true and (ii) shall be true as of the Closing:

                  (a) Power and Authority, Non-contravention. The Corporation has full power and authority to enter into this Agreement and to assume and perform all of its obligations hereunder, the execution and delivery of this Agreement and the performance by the Corporation of its obligations hereunder have been duly authorized by such action as may be required, and no further action or approval is required in order to constitute this Agreement as a binding and enforceable obligation of the Corporation; neither the execution or delivery of this Agreement by the Corporation, nor consummation of the transactions contemplated hereby or compliance with or fulfillment of the terms and provisions hereof by the Corporation, will (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights, or result in the creation or imposition of any encumbrance upon any of the assets of the Corporation, under the Corporation's Constituent Documents, the Pairing Agreement or any other instrument, agreement, mortgage, indenture, deed of trust, permit, concession, grant, franchise, license, judgment, order, award, decree or other restriction of which the Corporation is a party or any of its respective properties is subject or by which any of them is bound, or under any Legal Requirements affecting any of them, or (ii) require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, Governmental Entity or regulatory body, by or on behalf of the Corporation, except for (A) the Nevada Gaming Approvals, or (B) the filing of appropriate documents with the SEC under the Exchange Act.

                  (b) Good Standing. The Corporation is duly organized, validly existing and in good standing under the laws of the state of its formation and is qualified to do business in all jurisdictions in which such qualification legally is required.

                  (c) Binding Effect. When executed and delivered by the Corporation, the documents required to be executed by the Corporation hereunder will each be duly authorized, valid and shall be binding upon the Corporation.

                  (d) Status of the Constituent Documents. Schedule 7.03(d) sets forth a true and complete list of the Corporation's Constituent Documents. The Corporation's Constituent Documents are in full force and effect, and true, complete and correct copies thereof have been delivered to the Contributing Party. There are no dissolution, termination or liquidation proceedings pending, or contemplated with respect to the Corporation.

                  (e) No Litigation; Proceedings. Except as set forth on
Schedule 7.03(e), there are no pending or, to the Starwood Parties' Knowledge, threatened actions, suits, proceedings or claims against or affecting the Corporation at law or in equity or before or by any Government Entity.

                  (f) Capitalization. As of December 31, 1996, the entire authorized capital stock of the Corporation (the "CORPORATION SHARES") consisted of 100,000,000 shares of which 26,718,649 were issued and outstanding and 73,281,351 shares were held in treasury. Each issued and outstanding Corporation Share has been paired with an issued and outstanding Trust Share (as hereinafter defined) pursuant to the terms of the Pairing Agreement. The Paired Shares issued to the Contributing Parties at Closing will be duly authorized, validly issued, fully paid and nonassessable and shall be issued hereunder free and clear of all Liens. Except as set forth on Schedule 7.03(f), there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that require the Corporation to issue, sell, or otherwise cause to become outstanding any Corporation Shares. The Issuance of the Paired Shares to the Contributing Parties at the Closing will not require any approval or consent of any Person except for any such approval that shall have been obtained on or prior to the Closing. Assuming the accuracy of the representations in Section 7.01(x), the issuance of the Paired Shares to the Contributing Parties is exempt from registration under the Securities Act and applicable state securities laws. There are no restrictions on the transfer of the Paired Shares other than those in the Constituent Documents of the Trust and the Corporation, the Transfer Restriction and Exchange

Rights Agreement, or the Registration Rights Agreement and those arising from federal and applicable state securities laws.

                  (g) Financial Statements; Undisclosed Liabilities. True and complete copies of (i) the audited financial statements of the Corporation as of December 31, 1995, together with all related notes and schedules thereto, accompanied by the reports thereon of the Corporation's independent auditors, and (ii) the unaudited financial statements of the Corporation as of September 30, 1996 and for the nine months then ended, together with all related notes and schedules thereto (collectively, the "CORPORATION'S FINANCIAL STATEMENTS"), have been delivered to the Contributing Parties. The Corporation's Financial Statements were prepared in accordance with the books of account and other financial records of the Corporation, present fairly the consolidated financial condition and results of operations of the Corporation as of the dates thereof or for the periods covered thereby, and have been prepared in accordance with GAAP. Except as disclosed on Schedule 7.03(g), (i) there are no Liabilities of the Corporation of the nature required by GAAP to be shown on a balance sheet, other than Liabilities reflected or reserved against on the balance sheets of the Corporation as of September 30, 1996, and (ii) Liabilities which have arisen since that date in the ordinary course of business.

                  (h) Conduct in the Ordinary Course of Business. Except as set forth on Schedule 7.03(h), since September 30, 1996, the business of the Corporation has been conducted in all material respects in the ordinary course, consistent with past practice, and the business of the Corporation will be conducted as aforesaid through the Closing.

                  (i) SEC Documents. The SEC Documents taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (j) Reservation of Shares. Upon Closing, the Corporation shall have reserved for issuance a number of Corporation Shares equal to the number of Paired Shares into which the SLC OP Units included in the Contribution Amount are exchangeable pursuant to the Transfer Restriction and Exchange Rights Agreement.

                  (k) ERISA Matters. The terms of this transaction are not materially less favorable to PRISA II than the terms that would be available generally in an arms'-length transaction between unrelated parties. The Corporation does not maintain or contribute to an employee benefit plan maintained by an employer or employee organization identified on Schedule 7.03(k).

         7.04 The Trust's Representations and Warranties. To induce the Contributing Parties to enter into this Agreement, the Trust makes the following representations and warranties, all of which (i) are now true and (ii) shall be true as of the Closing:

                  (a) Power and Authority, Non-contravention. The Trust has full power and authority to enter into this Agreement and to assume and perform all of its obligations hereunder; the execution and delivery of this Agreement and the performance by the Trust of its obligations hereunder have been duly authorized by such action as may be required, and no further action or approval is required in order to constitute this Agreement as a binding and enforceable obligation of the Trust; neither the execution or delivery of this Agreement by the Trust, nor consummation of the transactions contemplated hereby or compliance with or fulfillment of the terms and provisions hereof by the Trust, will (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights, or result in the creation or imposition of any encumbrance upon any of the assets of the Trust under the Trust's Constituent Documents, the Pairing Agreement or any other instrument, agreement, mortgage, indenture, deed of trust, permit, concession, grant, franchise, license, judgment, order, award, decree or other restriction to which the Trust is a party or any of its properties is subject or by which it is bound, or under any Legal Requirements affecting it, or (ii) require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, Government Entity or regulatory body, by or on behalf of the Trust, except for (A) the Nevada Gaming Approvals, or (B) the filing of appropriate documents with the SEC under the Securities Act.

                  (b) Good Standing. The Trust is duly organized, validly existing and in good standing under the laws of the state of its formation and is qualified to do business in all jurisdictions in which such qualification legally is required.

                  (c) Binding Effect. When executed and delivered by the Trust, the documents required to be executed by the Trust hereunder will each be duly authorized, valid and shall be binding upon each Trust.

                  (d) Status of the Constituent Documents. Schedule 7.04(d) sets forth a true and complete list of the Trust's Constituent Documents. The Trust's Constituent Documents are in full force and effect, and a true, complete and correct copy thereof has been delivered to the Contributing Party. There are no dissolution, termination or liquidation proceedings pending or contemplated with respect to the Trust. The Trust has elected to be taxed as a REIT (as defined below) for its taxable year ending December 31, 1995 and the Trust is organized and operated in such a manner as to qualify for taxation as a "real estate investment trust" as defined in Section 856 of the Code ("REIT") for the taxable year ending December 31, 1995 and through the Closing Date. The Trust is grandfathered from the application of Section 269B of the Code pursuant to
Section 136(c)(3) of the Deficit Reduction Act of 1984.

                  (e) No Litigation; Proceedings. Except as set forth on
Schedule 7.04(e), there are no pending or, to the Starwood Parties' Knowledge, threatened actions, suits, proceedings or claims against or affecting the Trust at Law or in equity or before or by any (Government Entity which would prevent or impair the transactions contemplated hereby.

                  (f) Capitalization. The entire authorized shares of beneficial interest of the Trust (the "TRUST SHARES") as of December 31, 1996 consisted of 100,000,000 shares of which 26,718,649 were issued and outstanding and 73,281,351 shares were held in treasury. Each issued and outstanding Trust Share has been paired with an issued and outstanding of Corporation Share pursuant to the terms of the Pairing Agreement. The Paired Shares issued to the Contributing Parties at Closing will be duly authorized, validly issued, full paid and non-assessable and shall be issued hereunder free and clear of all Liens. Except as set forth on Schedule 7.04(f), there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other Contracts or commitments that require the Trust to issue, sell or otherwise cause to become outstanding any Paired Shares. The Issuance of the Paired Shares to the Contributing Parties at the Closing will not require any approval or consent of any Person except for any such approval that shall have been obtained on or prior to the Closing. Assuming the accuracy of the representations in Section 7.01(x), the issuance of the Paired Shares to the Contributing Parties is exempt from registration under the Securities Act and applicable state securities laws. There are no restrictions on the transfer of the Paired Shares other than those in the Constituent Documents of the Trust and the Corporation, the Transfer Restriction and Exchange Rights Agreement, or the Registration Rights Agreement and those arising from federal and applicable state securities laws.

                  (g) Financial Statements; Undisclosed Liabilities. True and complete copies of (i) the audited financial statements of the Trust as of December 31, 1995, together with all related notes and schedules thereto, accompanied by the reports thereon of the Trust's independent auditors, and (ii) the unaudited financial statements of the Trust as of September 30, 1996 and for the nine months then ended, together with all related notes and schedules thereto (collectively, the "TRUST'S FINANCIAL STATEMENTS"), have been delivered to the Contributing Parties. The Trust's Financial Statements were prepared in accordance with the books of account and other financial records of the Trust, present fairly the consolidated financial condition and results of operations of the Trust as of the dates thereof or for the periods covered thereby, and have been prepared in accordance with GAAP. Except as disclosed on Schedule 7.04(g),
(i) there are no Liabilities of the Trust of the nature required by GAAP to be shown on a balance sheet, other than Liabilities reflected or reserved against on the balance sheets of the Trust as of September 30, 1996, and (ii) Liabilities which have arisen since that date in the ordinary course of business.

                  (h) Conduct in the Ordinary Course of Business. Except as set forth on Schedule 7.04(h), since September 30, 1996, the business of the Trust has been conducted in all material respects in the ordinary course, consistent with past practice, and the business of the Trust will be conducted as aforesaid through the Closing.

                  (i) SEC Documents. The SEC Documents taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (j) Reservation of Shares. Upon Closing, the Trust shall have reserved for issuance a number of Trust Shares equal to the number of Paired Shares into which the SLT OP Units included in the Contribution Amount are exchangeable pursuant to the Transfer Restriction and Exchange Rights Agreement.

                  (k) ERISA Matters. The terms of this transaction are not less favorable to PRISA II than the terms that would be available generally in an arms'-length transaction between unrelated parties. The Trust does not maintain or contribute to an employee benefit plan maintained by an employer or employee organization identified on Schedule 7.04(k).

                                  ARTICLE VIII

                                   CONDITIONS

         8.01 Conditions to the Partnerships' Obligations. The obligation of the Partnerships to acquire the Property Company Interests and the Contributed Assets from the Contributing Parties and to pay the Contribution Amount is subject to satisfaction prior to or simultaneously with the Closing of the following conditions, any of which may be waived in writing in whole or in part by the Partnerships. Subject to Section 12.05(b), a failure of the circumstances made a condition under this Section 8.01 shall not constitute a waiver of any covenants, warranties and representations provided for elsewhere in this Agreement; provided, however, that notwithstanding the foregoing,

                           (i) the Partnerships' sole remedies in the event any such conditions are not satisfied or waived shall be to terminate this Agreement and receive a refund of the Deposit or to proceed as otherwise contemplated by the provisions of Section 13.02(a); and

                           (ii) if Closing occurs, the liability of the Contributing Parties in connection with any breach of the covenants, representations or warranties provided elsewhere in this Agreement shall be limited as provided in Section 12.05(b) and Section 14.02(a):

                  (a) Exchange Rights Agreement. The Contributing Parties shall have entered into the Transfer Restriction and Exchange Rights Agreement in the form of Exhibit "B" attached hereto (the "EXCHANGE RIGHTS AGREEMENT"), and the Exchange Rights Agreement shall be in full force and effect.

                  (b) HEI Contribution. The HEI Contribution shall have been completed in accordance with the terms of the HEI Contribution Agreement.

                  (c) No Material Misrepresentation etc. There shall not be any material error, misstatement or omission in the representations or warranties made by any Contributing Party in this Agreement.

                  (d) Title to Property. SLT shall have obtained from the Title Insurer an ALTA Owners Policy of Title Insurance, Form B-1970 (or such other form acceptable to SLT), for each of the parcels of Real Property based upon the Title Commitments ("TITLE POLICIES").
The Title Policies will be dated as of the Closing Date and must:

                           (i) insure title to the applicable parcels of Real Property and all recorded easements benefiting such parcels, subject only to Permitted Encumbrances;

                           (ii) contain an "extended coverage endorsement" insuring over the general exceptions contained customarily in such policies; and

                           (iii) contain non-imputation and "Fairway" endorsements.

The Title Policies must not raise any material survey defect or encroachment from or onto any of the Real Property which has not been cured or insured over prior to the Closing. Title to the Property other than the Real Property shall be subject to no Liens other than Permitted Encumbrances.

         In addition to the requirements of the Title Policies set forth above, the Partnerships may, at their sole cost and expense, obtain such additional endorsements as they may desire, but the non-availability of any such optional additional endorsements shall not constitute a failure of a condition to Closing.

                  (e) Contributing Parties' Proceedings. All proceedings to be taken by the Contributing Parties and Property Companies in connection with the transactions contemplated by this Agreement shall have been contemplated and all documents to be furnished by them incident thereto shall be reasonably satisfactory in substance and in form to the Partnerships and the Partnerships' counsel.

                  (f) Contributing Party's Performance, Consents. Subject to the provisions of Section 8.01(g) regarding licenses and Section 8.01(h) regarding License Agreements, all covenants, actions and agreements made by each Contributing Party which are to be performed or completed on or before the Closing shall have been performed or completed in all material respects, and all documents to be delivered by each Contributing Party at the Closing shall have been delivered, and each Contributing Party and Property Company shall have received all consents, authorizations and approvals required in connection with the transactions contemplated in this Agreement except where the failure to obtain such consent does not and would not reasonably be expected to have a material adverse effect on the use or value of the Property, the performance by the affected Contributing Party of its obligations hereunder or the ability to operate the affected Hotel after Closing in substantially the same manner in which it is presently operated.

                  (g) Licenses. There shall have been issued all appropriate licenses and/or approvals required to permit the continued operation of all portions of the Property, including without limitation full liquor service at the Property, from and after the Closing, provided that the Contributing Parties and the Partnerships shall cooperate fully to effect the transfer of all licenses, permits and approvals as of Closing, but if despite such efforts any license cannot be transferred as of Closing, the Contributing Parties and the Partnerships shall agree to reasonable alternate arrangements customary in the applicable jurisdiction so as to permit the continued operation of the affected Hotel(s) in the manner in which presently operated and Closing shall proceed as scheduled.

                  (h) Franchise License Agreements. With respect to each License Agreement, the applicable Property Company, shall have received all consents or other relief required from the licensor thereunder to permit the transaction contemplated hereby or shall have terminated such License Agreement effective as of the Closing Date, provided:

                           (i) that the Contributing Parties and the Partnerships shall cooperate fully to attempt to negotiate a mutually acceptable resolution of such matters with each franchisor or licensor under a License Agreement, but if despite such efforts such resolution has not been fully negotiated and agreed to by Closing, the Contributing Parties and the Partnerships shall agree to reasonable alternate arrangements and Closing shall proceed as scheduled; and

                           (ii) that any fees or capital expenditures required to be paid under or in connection with such License Agreement as a condition for the approval by the licensor or franchisor of the transfer, termination or reissuance of the same shall, subject to
         Section 10.01 hereof, be borne by the Partnerships.

                  (i) Notices. Each Contributing Party or Property Company, as appropriate, shall execute and deliver all notices required by any Contract or permit issued by any Governmental Entity for the transactions contemplated herein.

                  (j) ERISA Limitations. Any limitations on OP Unit ownership by the Contributing Parties reasonably necessary to comply with the Plan Asset Regulation so as to avoid the result that the assets of SLT and/or SLC constitute "Plan Assets" for purposes of the Plan Asset Regulation and which may arise due to the transactions contemplated in this Agreement and in the other Transaction Documents shall be resolved in a manner mutually satisfactory to the Contributing Parties and the Starwood Parties. In resolving any such limitations, the Starwood Parties and the Contributing Parties shall first consider equal decreases in the number of OP Units and increases in the number of Paired Shares to be issued immediately after Closing, and, if the parties do not mutually agree to do so, the parties may alternatively agree to decrease the number of OP Units to be delivered to the Contributing Parties pursuant to
Section 2.03 and increase the Cash portion of the Contribution Amount based on the Closing Value of the OP Units not delivered. The parties currently contemplate that immediately following the issuance of the OP Units at the Closing, PRISA II shall convert approximately 1,850,000 OP Units into Paired Shares, leaving PRISA II with approximately 1,150,000 OP Units in each of SLT and SLC. The parties hereby agree to cooperate in all reasonable respects to endeavor to resolve any such limitations without the necessity of increasing the Cash portion of the Contribution Amount.

         8.02 Conditions to Contributing Party's Obligations. The obligation of the Contributing Parties to contribute the Property Company Interests and Contributed Assets to the Partnerships is subject to satisfaction simultaneously with the Closing of the following conditions (any of which may be waived in whole or in part by the Contributing Parties, but only in writing at or prior to the Closing). Subject to Section 12.05(b), a failure to discover any circumstances made a condition under this Section 8.02 shall not constitute a waiver of any covenants, warranties and representations provided for elsewhere in this Agreement and the Contributing Parties sole remedies in the event any such conditions are not satisfied or waived shall be to proceed as contemplated by Section 13.02(b) or Article XIV.

                  (a) The Starwood Parties' Proceedings. All proceedings to be taken by the Starwood Parties in connection with the transactions contemplated by this Agreement shall have been completed and all documents to be furnished by them incident thereto shall be reasonably satisfactory in substance and in form to the Contributing Parties and their counsel.

                  (b) The Starwood Parties' Performance. All covenants, actions and agreements made by each Starwood Party which are to be performed or completed on or before the Closing shall have been performed or completed in all material respects, including, without limitation, payment of the Contribution Amount, and all documents to be delivered by each Starwood Party at the Closing shall have been delivered, and each Starwood Party shall have received all consents required in connection with the transactions contemplated in this Agreement except where the failure to obtain such consent does not and would not reasonably be expected to have a material adverse effect on the performance by the affected Starwood Party of its obligations hereunder.

                  (c) No Material Misrepresentation etc. There shall not be any material error, misstatement or omission in the representations or warranties made by the Starwood Parties in this Agreement.

                  (d) Exchange Rights Agreement. The Starwood Parties shall have entered into the Exchange Rights Agreement and the Exchange Rights Agreement shall be in full force and effect.

                  (e) Registration Rights Agreement. The Starwood Parties shall have entered into the Registration Rights Agreement in the form of Exhibit "C" attached hereto (the "REGISTRATION RIGHTS AGREEMENT"), and the Registration Rights Agreement shall be in full force and effect.

                  (f) [Reserved]

                  (g) HEI Contribution. The HEI Contribution shall have been completed in accordance with the HEI Contribution Agreement.

                  (h) [Reserved]

                  (i) Partnership Amendments. The Contributing Parties shall have been admitted as limited partners to SLT and SLC pursuant to the terms of an amendment to the partnership agreements of each of SLT and SLC reflecting the issuance of the OP Units to the Contributing Parties and their admission to the respective Partnerships, which amendments shall be in form and substance reasonably satisfactory to the Contributing Parties and their counsel. Such amendments shall provide, in part, that upon receipt by the Partnerships of the Property Company Interests and the Contributed Assets and the admission of the Contributing Parties to the Partnerships, the Partnerships shall indemnify and hold harmless the Contributing Parties of and from Liabilities of the Property Company whose interests have been acquired except for any undisclosed material Liability of such Property Company as of the Closing Date (collectively, the "EXCLUDED LIABILITIES"); provided, however, that the Excluded Liabilities shall not include:

                           (i) any Liability incurred in the ordinary course of operating the applicable Hotel prior to the Closing Date;

                           (ii) any Liability disclosed by the Transaction Documents, the Schedules or Exhibits thereto, any supplement to such schedules or exhibits delivered to the Starwood Parties prior to Closing, the agreements, reports or other documents referred to in any of the foregoing, the Financial Statements, the financial statements prepared in connection with the Net Working Capital adjustment provided for in Article IV;

                           (iii) any Liability of which the Starwood Parties otherwise had Knowledge prior to Closing; or

                           (iv) any Liability incurred on or after the Closing Date;

and the Partnerships shall be obligated to hold the Contributing Parties harmless from all such enumerated Liabilities.

                  (j) ERISA Limitations. Any limitations on OP Unit ownership by the Contributing Parties reasonably necessary to comply with the Plan Asset Regulation so as to avoid the result that the assets of SLT and/or SLC constitute "Plan Assets" for purposes of the Plan Asset Regulation and which may arise due to the transactions contemplated in this Agreement and in the other Transaction Documents shall be resolved in a manner mutually satisfactory to the Contributing Parties and the Starwood Parties. In resolving any such limitations, the Starwood Parties and the Contributing Parties shall first consider equal decreases in the number of OP Units and increases in the number of Paired Shares to be issued immediately after Closing, and, if the parties do not mutually agree to do so, the parties may alternatively agree to decrease the number of OP Units to be delivered to the Contributing Parties pursuant to
Section 2.03 and increase the Cash portion of the Contribution Amount based on the Closing Value of the OP Units not delivered. The parties currently contemplate that immediately following the issuance of the OP Units at the Closing, PRISA II shall convert approximately 1,850,000 OP Units into Paired Shares, leaving PRISA II with approximately 1,150,000 OP Units in each of SLT and SLC. The parties hereby agree to cooperate in all reasonable respects to endeavor to resolve any such limitations without the necessity of increasing the Cash portion of the Contribution Amount.


                                   ARTICLE IX

                                    DOCUMENTS

         9.01 The Contributing Parties' Closing Deliveries. At the closing, each Contributing Party shall execute as necessary and deliver or cause to be delivered the following:

                  (a) Assignment of Property Company Interests. Duly executed and acknowledged Assignment and Assumption of the Property Company Interests in form and substance reasonably satisfactory to the Parties and their counsel and sufficient to transfer and convey all right, title and interest in, to and under the Property Company Interests to the respective Partnerships who shall countersign and return a copy of the same to signify such Partnership's assumption of obligations thereunder arising after the Closing, subject to the provisions of Section 8.02(i).

                  (b) Confirmation of Distribution of Contributed Assets. Copies of duly executed instruments whereby each Property Company distributes title to the Contributed Assets owned by such Property Company to the Contributing Parties holding Property Company Interests therein (to permit such Contributing Parties to contribute such assets to SLC in accordance with this Agreement).

                  (c) Bills of Sale and General Assignment. A duly executed and acknowledged Bill of Sale and General Assignment from the Contributing Parties in form and substance reasonably satisfactory to the Parties and their counsel and sufficient to transfer and convey the Contributed Assets to SLC.

                  (d) Affidavits Regarding Authority, "Foreign Person". Affidavits sworn to by each Contributing Party to the effect (1) that the signatures on the instruments executed and delivered by such Contributing Party in connection with the transactions contemplated hereby are sufficient to bind such party; (2), if such Contributing Party is not an individual, that all requisite consents or approvals to the Closing transactions required under the applicable Constituent Documents have been obtained; (3) that the Contributing Party is not a "foreign person" as that term is defined in Section 1445(f)(3) of the Code; and (4) that the U.S. taxpayer identification number of each Contributing Party is as set forth in such affidavit.

                  (e) Title Requirements. Subject to the Constituent Parties' obligations under Section 3.01, any and all certificates, affidavits and other instruments and documents which the Title Company shall reasonably require to permit it to issue the Title Policies in the condition required herein.

                  (f) Transfer Tax Returns. All transfer and other tax returns and information returns as may be required in connection with the transactions contemplated by this Agreement, duly executed by the applicable Property Company.

                  (g) [Reserved]

                  (h) Pay-Off Letters. Pay-off letters with respect to the Assumed Debt indicating all sums required to satisfy and permit the discharge of record of any lien securing the Assumed Debt.

                  (i) Good Standing Certificate. A Certificate (dated not more than ten business days prior to the Closing) of the Secretary of State of the state of formation for each Property Company as to the good standing in such state of each of the Property Companies.

                  (j) Others as Reasonably Required. Such other documents as may be reasonably required to consummate the transactions herein contemplated.

         9.02 The Partnerships Closing Deliveries. The Partnerships at Closing shall pay or cause to be paid the Contribution Amount to the Contributing Parties and shall execute, acknowledge and/or deliver to the Contributing
Parties:

                  (a) Good Standing Certificate. A certificate (dated not more than ten business days prior to the Closing) of the Secretary of State of the State of Delaware as to the good standing of each of the Partnerships in the State of Delaware.

                  (b) Partnership Amendments. The amendments to the Partnership Agreements for SLT and SLC required by Section 8.02(i).

                  (c) Affidavit. An affidavit sworn to by a general partner or officer of each of the Partnerships to the effect that (1) the signatures on the instruments executed and delivered by the Partnerships in connection with this transaction are sufficient to bind the Partnerships, (2) all requisite consents or approvals to the Closing transactions required under the applicable Constituent Documents have been obtained, and (3) the consummation of the transaction by the Partnerships are not prohibited or restricted in any way either under the Constituent Documents or under Legal Requirements applicable to the transaction.

                  (d) Others as Reasonably Required. Such other documents as may be reasonably required to consummate the transactions herein contemplated.

         9.03 Closing Deliveries by the Trust and the Corporation. At Closing, each of the Trust and the Corporation shall respectively execute and deliver to the Contributing Parties the following:

                  (a) Good Standing. A certificate (dated not more than ten business days prior to the Closing) of the Secretary of State of the State of Maryland for each of the Trust and the Corporation as to the good standing of each of the Trust and the Corporation respectively in the State of Maryland.

                  (b) Paired Shares. Such stock certificates or other evidence of the issuance of the Paired Shares, if any, to the Contributing Parties as the Contributing Parties may reasonably request.

                  (c) Affidavit. Affidavits sworn to by an officer of the Corporation and the Trust to the effect that (1) the signatures on the instruments executed and delivered by the Corporation and Trust in connection with this transaction are sufficient to bind the Corporation and the Trust (2) all requisite consents or approvals to the Closing transactions required under the applicable Constituent Documents have been obtained, and (3) the consummation of the transaction by the Corporation and the Trust are not prohibited or restricted in any way either under the Constituent Documents or under Legal Requirements applicable to the transaction.

                  (d) Others as Reasonably Required. Such other documents as may be reasonably required to consummate the transactions herein contemplated.

                                    ARTICLE X

                                      COSTS

         10.01 Transaction Costs. The Partnerships and the Contributing Parties shall each pay one-half (1/2) of the amount of all costs associated with transfer taxes, deed stamps, gains taxes, sales or use taxes relating to the transfer of personal property (collectively "TRANSFER COSTS") and the costs associated with title searches and the issuance of the Title Policies (other than optional endorsements) and preparation of surveys (collectively "TITLE COSTS"). The Partnerships and the Contributing Parties shall each bear and pay one-half (1/2) of any escrow costs and recording fees and charges. Fees, costs and expenses incurred in terminating or assigning the License Agreements or in obtaining replacement franchise agreements therefor shall be borne by the Partnerships; provided, however, that if such costs shall exceed $500,000 with respect to the Atlanta Embassy Suites Hotel, all such costs in excess of such amount with respect to such Hotel shall be borne equally by the Contributing Parties and the Starwood Parties. Fees, costs and expenses incurred in connection with the issuance of all appropriate licenses and/or approvals required to permit the continued operation of full liquor service at the Property shall be borne by the Partnerships. All other costs and expenses incurred by the Contributing Parties in connection herewith, including, without limitation, all attorneys' fees and costs shall be borne by the Contributing Parties. All other costs and expenses incurred by the Starwood Parties in connection herewith, including, without limitation, all attorneys' fees and costs shall be borne by the Starwood Parties.

                                   ARTICLE XI

                                    BROKERAGE

         11.01 Broker. Each Contributing Party and each of the Starwood Parties represents and warrants that it has not dealt with any broker in connection with this transaction other than (i) Goldman, Sachs & Co., whose fees shall be paid by the Contributing Parties, (ii) Prudential Securities Incorporated whose fees shall be paid by HEI (as provided in the HEI Contribution Agreement) and (iii) Merrill, Lynch & Co., whose fees shall be paid by HEI pursuant to its agreement with Merrill, Lynch & Co. Each of the Starwood Parties and each Contributing Party hereby agrees to indemnify, defend and hold the other parties to this Agreement harmless from and against any claim, cost, damage or expense including reasonable attorneys' fees in defense thereof, made by any other broker claiming to have been retained by such Person in connection with the transactions contemplated hereby.

                                   ARTICLE XII

                           SCHEDULES, CLOSING, "AS IS"

         12.01 Schedules. Each of the parties hereto shall cause to be prepared and delivered to the other parties hereto all Schedules pertaining to such party as soon as reasonably practicable after the date hereof. If, prior to 6:00 P.M.
(EST) on January 17, 1997, the Starwood Parties have not terminated this Agreement in accordance with the following sentence, the Starwood Parties shall be deemed to have approved such Schedules and SLT shall be obligated to immediately increase the Deposit by $5,000,000 as provided for in Section 2.05 above. If the Schedules disclose matters which, taken as a whole, materially adversely affect the business prospects, assets, liabilities, financial condition or operating results of the party on whose behalf such Schedule was submitted, then, the party for whose benefit such Schedule was submitted, may, by notice to the party on whose behalf such Schedule was submitted, elect to terminate this Agreement, in which event this Agreement (and all other Transaction Documents) shall terminate and be of no further force and effect, except for those provisions which specifically survive such termination, and the Initial Deposit shall be returned to SLT.

         12.02 Access.

                  (a) Access - Partnerships. The Contributing Parties shall permit the Partnerships and their authorized representatives at such time or times as the Partnerships may reasonably request (and either before or after Closing) (i) upon reasonable prior notice, to inspect, review, or copy the books and records, including, without limitation, any financial statements (collectively, the "PROPERTY COMPANY RECORDS") of each of the Property Companies and/or their respective agents' relating to the ownership, management and operation of the Property for any periods prior to the Closing Date (the "PROPERTY COMPANY RECORDS REVIEW"), (ii) to inspect the physical condition of the Property (the "PHYSICAL INSPECTION"), (iii) to enter the Property for the purpose of observing the taking of any inventories and the counting of house cash, and (iv) to schedule and perform interviews of Hotel employees, provided that all such interviews shall be scheduled through Murray Dow of HEI who shall make all reasonable efforts to accommodate the Partnerships' scheduling requests. The Contributing Parties shall cause the Property Companies to direct the managers of the Hotels to cooperate in such investigations by the Partnerships, and take such steps as may be reasonably within the power of the Property Companies to compel the managers so to cooperate, and the Partnerships shall use commercially reasonable efforts to minimize disruption to the Hotel Business.

                  (b) Access - Contributing Parties. The Starwood Parties shall permit the Contributing Parties and their authorized representatives at such time or times as the Contributing Parties may reasonably request (and either before or after Closing (i) upon reasonable prior notice, to inspect, review, or copy the books and records, including, without limitation, any financial statements (collectively, the "STARWOOD RECORDS") of each of the Starwood Parties and/or their respective agents' relating to the ownership, management and operation of the Starwood Parties or their hotels (the "STARWOOD RECORDS REVIEW"), and (ii) to schedule and perform interviews of employees of the Starwood Parties, their affiliates and managers, provided that all such interviews shall be scheduled through Steve Goldman who shall make all reasonable efforts to accommodate the Contributing Parties' scheduling requests.

         12.03 Certain Definitions. For the purposes of Section 12.02:

                  (a) Records (of the Property Companies or the Starwood Parties, as applicable) shall include, without limitation, all past and current, rent rolls, paid bill files, depreciation schedules, canceled checks, payroll tax returns and any additional records reasonably requested by the Partnerships or the Contributing Parties, as the case may be (excluding bank statements) in the possession of the Property Companies or the Starwood Parties, or their respective agents; and

                  (b) Physical Inspection may include, without limitation, the roofs, foundation, interiors, soil, landscaping, painting, pools, dumpster pads, heating systems, electrical systems, plumbing, sewerage systems, water supply, painting, appliances, carpeting, drapes, clubhouse, roads, parking areas and inspection for evidence of termite infestation and/or environmental matters.

         12.04 Deliveries. The Contributing Parties shall fully cooperate with the Partnerships and the Partnerships' representatives in making the foregoing review, audit and inspection, and shall upon request from the Partnerships deliver to the Partnerships such information, reports or other records as may be relevant to such review and within the possession of the Contributing Parties or the Property Companies. The Starwood Parties shall fully cooperate with the Contributing Parties and the Contributing Parties' representatives in making the foregoing review, audit and inspection, and shall upon request from the Partnerships deliver to the Partnerships such information, reports or other records as may be relevant to such review and within the possession of the Starwood Parties or the Property Companies.

         12.05 Effect of Inspections, "As Is".

                  (a) Upon completion of the Closing, the Partnerships will be deemed to have accepted the Property on an "As Is" basis, subject to the provisions of Articles VII, XIV and XVI (as limited in accordance with Sections 12.05(b), 13.02(a) and 14.02(b) of this Agreement) and the terms and conditions of the other Transaction Documents. The sole obligation of the Contributing Parties with respect to the physical condition of the Property will be to contribute the Property Company Interests and the Contributed Assets to the Partnerships with the Property in substantially the same physical condition (excluding normal wear and tear) as existed on the date of execution and delivery of this Agreement. Subject to the provisions of Articles VII, XIV, and XVI (as limited in accordance with Sections 12.05(b), 13.02(a) and 14.02(b) of this Agreement), the Partnerships have agreed to accept possession of the Property Company Interests and Contributed Assets on the Closing Date with the Property and Hotel Business of each Hotel on an "As Is" basis. The Partnerships and Contributing Parties agree that at Closing the Property will be "As Is," and, except as expressly set forth in Section 7.01 hereof, such Closing transactions will be without representation or warranty of any kind, express or implied (including, without limitation, warranty of income potential, operating expenses, uses, merchantability or fitness for a particular purpose), and the Partnerships do hereby disclaim and renounce any such representation or warranty other than as expressly made pursuant to Section 7.01 (but subject to the limitations and qualifications provided for in this Agreement). For purposes of this Agreement, the term "As Is" means, as and where the Property presently exist as of the date of execution and delivery of this Agreement, including, without limitation, all faults, defects, claims, Liens, and other conditions of every kind or description with respect to (a) the physical and environmental condition of the Property and the Hotels (including defects seen and unseen and conditions natural and artificial), (b) subject to Article III, the Property Companies' title to the Real Property and the Hotels, (c) subject to Article III, the Property Companies' title to the Tangible Personal Property, Intangible Property, Proprietary Interests and Miscellaneous Interests, (d) all Legal Requirements to which the Property is subject, (e) the financial operations of the Hotels, demands, actions, or causes of action that relate in any way to the Hotels or the ownership and operations thereof and, (f) all other matters related in any way to the ownership and operation of the Property and the Hotels, whether known or unknown, subject in each case to the obligations of the Contributing Parties under Articles VII, XIV and XVI (as limited in accordance with Sections 12.05(b), 13.02(a) and 14.02(b) of this Agreement) and the terms of the other Transaction Documents.

                  (b) The right of inspection, review and audit referred to in
Section 12.02(a) of this Agreement, and the exercise of such right by the Partnerships shall not constitute a waiver by the Partnerships of the breach of any covenant, representations or warranty of the Contributing Parties; provided, however, that if the Starwood Parties have Knowledge of any such breach at the time of Closing, and elect to complete the Closing in accordance with the terms hereof notwithstanding such

Knowledge, then the Starwood Parties shall irrevocably be deemed to have waived any such breach of which the Starwood Parties had Knowledge at Closing. Likewise, the review, investigation and analysis of the Starwood Parties, the OP Units and the Paired Shares by the Contributing Parties shall not constitute a waiver by the Contributing Parties of the breach of any covenant, representation or warranty of the Starwood Parties; provided, however, that if the Contributing Parties have Knowledge of any such breach at the time of Closing, and elect to complete the Closing notwithstanding such Knowledge, then the Contributing Parties shall irrevocably be deemed to have waived any such breach of which the Contributing Parties had Knowledge at Closing. For purposes of this Section 12.05(b) and Article XIII and XIV, Knowledge with respect to a party shall include the present actual Knowledge of the individual attorneys actively representing such party in connection with the transactions contemplated hereby.

                  (c) [Reserved]

         12.06 Delivery of Property Company Records. The Contributing Parties shall cause the Property Company Records to remain with the Property Companies upon the contribution of the Property Company Interests and Contributed Assets to the Partnerships at Closing. The Partnerships agree for a period of five (5) years subsequent to the Closing Date, upon request of the Contributing Parties, to make available to the Contributing Parties all information and statements in the Partnerships' possession (including, without limitation, the Property Company Records) with regard to any period prior to the Closing Date which may be reasonably required by the Contributing Parties in connection with the Property Companies' control of the Property or the operation thereof.

         12.07 The Partnerships' Indemnification. The Partnerships agree to indemnify, defend and hold the Contributing Parties harmless from and against any claim, damage or expense, including reasonable attorneys' fees, incurred by the Contributing Parties and arising from the Partnerships' entry upon the Property for the performance of the Partnerships' due diligence reviews and such indemnification shall survive the Closing or termination of this Agreement.

         12.08 Date and Location Closing. The Closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place on January 31, 1997 at 10:00 a.m. at the offices of Kirkland & Ellis, 153 East 53rd Street, New York, NY, or at such other time and place as the parties may mutually determine (the "CLOSING DATE"), provided that either party hereto may adjourn the Closing for a period not to exceed thirty (30) days for the purpose of obtaining the consents required pursuant to Section 8.01(h) (provided that such period shall be sixty (60) days with respect to the consent required from Hilton Hotels Corp.)

                                  ARTICLE XIII

                       EARNEST MONEY, DEFAULT AND REMEDIES

         13.01 Duties of Escrow Agent. The duties of Escrow Agent will be as provided in the Escrow Agreement and shall include:

                  (a) Earnest Money Deposits. During the term of this Agreement, Escrow Agent will hold, deposit, invest and deliver the Deposits in accordance with the terms and provisions of this Agreement.

                  (b) Disputes. If this Agreement is terminated by the mutual written agreement of the Contributing Parties and the Starwood Parties, or if Escrow Agent is unable to determine at any time to whom any of the Deposit should be delivered, or if a dispute develops between the Contributing Parties and the Starwood Parties concerning to whom the Deposit should be delivered, then in any such event, Escrow Agent will request joint written instructions from the Contributing Parties and the Starwood Parties and will deliver the Deposit in accordance with such joint written instructions. In the event that such written instructions are not received by Escrow Agent within ten (10) days after Escrow Agent has served a written request for instructions upon the Contributing Parties and the Starwood Parties, Escrow Agent will have the right to pay the Deposit into a court of competent jurisdiction and interplead the Contributing Parties and the Starwood Parties in respect thereof, and thereafter Escrow Agent will be discharged of any obligations in connection with this Agreement.

                  (c) Costs. If costs or expenses are incurred by Escrow Agent because of litigation or a dispute between the Contributing Parties and the Starwood Parties arising out of the holding of the Deposit in escrow, the Contributing Parties and the Starwood Parties will each pay Escrow Agent one-half of such reasonable and direct costs and expenses. Except for such costs and expenses, no fee or charge will be due or payable to Escrow Agent for its services as escrow holder other than its usual and customary investment fees, if any.

                  (d) Limited Duties. By joining in the Escrow Agreement, Escrow Agent undertakes only to perform the duties and obligations imposed upon it under the terms of the Escrow Agreement and expressly does not undertake to perform any of the other covenants, terms and provisions incumbent upon the Contributing Parties and the Starwood Parties hereunder.

                  (e) Liability. The Starwood Parties and the Contributing Parties hereby agree and acknowledge that Escrow Agent assumes no liability in connection herewith except for gross negligence or willful misconduct; that Escrow Agent will never be responsible for the validity, correctness or genuineness of any document or notice referred to under this Agreement; and that Escrow Agent may seek advice from its own counsel and will be fully protected in any action taken by it in good faith in accordance with the opinion of its counsel.

         13.02 Default.

                  (a) Contributing Parties Default. Notwithstanding any other provision of this Agreement, if the Contributing Parties, or any one of them, fail to perform any of their material obligations or agreements within fifteen
(15) days following written demand for such performance contained herein and if the Starwood Parties are not then in default of any of their material obligations and agreements contained herein, then as their sole and exclusive remedy the Starwood Parties may elect to:

                           (i) terminate this Agreement by giving written notice of termination and the reasons therefor to the Contributing Parties, in which event neither the Contributing Parties nor the Starwood Parties will have any further obligations or liabilities one to the other hereunder (except for any indemnity of one party by the other which expressly survives Closing or termination of this Agreement), and the Contributing Parties and Escrow Agent will immediately thereafter return the entire Deposit to SLT and the Contributing Parties shall reimburse the Starwood Parties for all Pursuit Costs actually incurred by the Starwood Parties in pursuing the transactions contemplated hereby up to an amount not to exceed One Million Dollars ($1,000,000);

                           (ii) waive such default and complete the Closing as contemplated by this Agreement without any adjustment to or reduction in the Contribution Amount as a result of such default (except to the extent to the same affects the Net Working Capital Adjustment pursuant to Section 4.01); or

                           (iii) waive all other actions, rights or claims for damages, other than costs and expenses incurred in enforcing this Agreement and bring an equitable action for specific performance of the terms of this Agreement (i.e., to compel any Contributing Party to comply with its covenants under this Agreement).

If the Starwood Parties shall elect to proceed pursuant to clause (iii) above and shall successfully prosecute such action for specific performance, the Contributing Parties shall reimburse the Starwood Parties for all fees, costs and expenses incurred in prosecuting such action including, without limitation, reasonable attorneys fees, but if the Contributing Parties shall prevail in any such action, the Starwood Parties shall reimburse the Contributing Parties for all fees, costs and expenses incurred in defending such action including, without limitation, reasonable attorneys fees.

                  (b) Starwood Parties' Default. If the Starwood Parties fail to close the transaction contemplated hereby (except for permitted terminations set forth herein) and the Contributing Parties are not then in default of any of their material obligations or agreements contained herein, then the Contributing Parties' sole option hereunder will be to terminate this Agreement, whereupon Escrow Agent will pay the Deposit to the Contributing Parties as liquidated damages, and the Starwood Parties will have no further obligations or liabilities hereunder (except for any indemnity or liability specifically stated to survive termination of this Agreement). The Contributing Parties' election to receive the Deposit as liquidated damages is agreed to due to the difficulty, inconvenience, and uncertainty of ascertaining actual damages for such breach by the Starwood Parties and the Starwood Parties agree that the same is a reasonable and fair estimate of such damages. The Starwood Parties waive and release any right to (and covenant that they will not) sue the Contributing Parties or the Property Companies or seek or claim a refund of all or any portion of the Deposit on the grounds that it is unreasonable in amount and exceeds the Contributing Parties' actual damages or that its retention by the Contributing Parties constitutes a penalty.

                  (c) [Reserved]


                                   ARTICLE XIV

                                 INDEMNIFICATION

         14.01 Survival. Subject to the provisions of Section 12.05(b) and
Section 13.02, and to the completion of the Closing, all representations, warranties, covenants and agreements set forth in the Transaction Documents or in any certificate or other writing delivered in connection with the Transaction Documents shall survive such Closing, and the consummation of the transactions contemplated thereby notwithstanding any examination made for or on behalf of the Starwood Parties or the Contributing Parties; provided that the Contributing Parties' obligation to indemnify the Starwood Parties and the Starwood Parties' obligation to indemnify the Contributing Parties in respect of breaches thereof shall be subject to the limitations set forth below. The provisions of this
Article XIV shall apply only after Closing, and none of the Starwood Parties, the Contributing Parties or the Property Companies shall have any liability or obligation under the provisions of this Article XIV unless and until the Closing occurs.

         14.02 Indemnification by Contributing Parties.

                  (a) Subject to the provisions of Sections 12.05(b) and 13.02(a), and the limitations set forth in Section 14.02(b) below, as the exclusive remedy of the Starwood Parties under this Agreement after Closing, the Contributing Parties hereby jointly and severally (except as otherwise provided in Section 7.01(b)(ii) above, with respect to the representations and warranties therein made severally by the Contributing Parties and as to which the indemnification obligations created hereby shall also be several), agree to indemnify each of the Starwood Parties (who for purposes of this Article XIV, shall include each of their respective Affiliates, officers, directors, partners, employees, agents, representatives, successors and permitted assigns) and hold each of them harmless against and pay on behalf of or reimburse such Starwood Parties in respect of any liability (including, without limitation, interest, penalties, reasonable attorneys fees and expenses, court costs and amounts paid in investigation, defense or settlement of any of the foregoing) (collectively, "LOSSES") which any such Starwood Party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of the breach of any covenant, representation or warranty made by the Contributing Parties under this Agreement (a "BREACH").

                  (b) The indemnification provided for in Section 14.02(a) above is subject to the following limitations:

                      (i) Each Contributing Party will be liable to the Starwood Parties under Section 14.02(a) with respect to a Breach only (a) if Starwood Parties had no Knowledge of such Breach on or before the Closing Date; and (b) the Starwood Parties give the Contributing Party written notice of such claim under Section 14.02(a):

                              (A) within the earlier of (i) six months after the
                                  Closing Date or (ii) thirty (30) days
                                  following completion of the final
                                  determination of Closing Net Working Capital of any Property Company pursuant to Section 4.01(d) for claims arising from or relating to any Breach except a breach of the representations and warranties of Contributing Parties under Sections 7.01(b)(i), (b)(ii),
                                  (e), (n) or (x);

                              (B) within twelve (12) months after the Closing
                                  Date for claims arising from or relating to any breaches of the representations and warranties of the Contributing Parties under
                                  Section 7.01(b)(i);

                              (C) Within eighteen (18) months after the Closing
                                  Date for claims arising from or relating to any breaches of the representations and warranties of the Contributing Parties under
                                  Section 7.01(e); or

                              (D) at any time after the Closing Date for claims
                                  arising from or relating to any breaches of the representations and warranties of the Contributing Parties under Sections 7.01
                                  (b)(ii), or (x).

                      (ii) The Contributing Parties will not be liable for any Loss arising from any Breach unless and until the aggregate amount of all such Losses relating to all such Breaches exceeds $100,000 (the "THRESHOLD"), in which case the Contributing Parties, shall be liable for the amount of all such Losses in excess of the Threshold; provided that the aggregate liability of the Contributing Parties hereunder shall not exceed: (i) $500,000 in respect of Losses relating to any single Hotel; and (ii) $2,750,000 (the "CAP AMOUNT") in respect of all Losses for which indemnification is sought by the Starwood Parties pursuant hereto.

         14.03 Indemnification by Starwood Parties.

                  (a) Subject to the provisions of Sections 12.05(b) and 13.02(a), and the limitations set forth in Section 14.03(b) below, as the exclusive remedy of the Contributing Parties under this Agreement after Closing, the Starwood Parties hereby jointly and severally agree to indemnify each of the Contributing Parties (who for purposes of this Article XIV, shall include each of their respective Affiliates, officers, directors, partners, employees, agents, representatives, successors and permitted assigns) and hold each of them harmless against and pay on behalf of or reimburse such Contributing Parties in respect of any liability (including, without limitation, interest, penalties, reasonable attorneys fees and expenses, court costs and amounts paid in investigation, defense or settlement of any of the foregoing) (collectively, "LOSSES") which any such Contributing Party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of the breach of any covenant, representation or warranty made by the Starwood Parties under this Agreement (a "BREACH").

                  (b) The Indemnification provided for in Section 14.03(a) above is subject to the following limitations;

                      (i) Each Starwood Party will be liable to the Contributing Parties with respect to claims referred to in subsection (a)(i) above only if (a) the Contributing Parties had no Knowledge of such claim on or before the Closing Date and (b); if the Contributing Parties give the Starwood Parties written notice of such claim:

                              (A) within the earlier of (i) six months after the
                                  Closing Date or (ii) thirty (30) days
                                  following completion of the final
                                  determination of Closing Net Working Capital of any Property Company pursuant to Section 4.01(d) for claims arising from or relating to breaches of the representations and warranties set forth in Sections 7.02 (e), (g), and (h),
                                  7.03 (e), (g), and (h) and 7.04 (e) (g) and
                                  (h);

                              (B) within twelve (12) months after the Closing
                                  Date for claims arising from or relating to any breaches of the representations and warranties set forth in Section 7.03(f) or 7.04(f);

                              (C) at any time after the Closing Date for claims
                                  arising from or relating to breaches of the representations and warranties set forth in
                                  Section 7.02(a) - (d), (f), or (i) - (j), 7.03
                                  (a) - (d), or (i) - (k) or 7.04 (a) - (d), or
                                  (i) - (k).

                      (ii) The Starwood Parties will not be liable for any Loss arising from any breach of any covenant, representation or warranty contained in this Agreement or any Schedule or Exhibit hereto unless and until the aggregate amount of all such Losses relating to all such breaches exceeds the Threshold, in which case the Starwood Parties, shall be liable for the amount of all such Losses in excess of the Threshold; subject to a maximum aggregate liability for all such Losses in the amount of the Cap Amount.

         14.04 Procedures.

                  (a) If a party hereto seeks indemnification under this Article XIV such party (the "INDEMNIFIED PARTY") shall give written notice to the other party (the "INDEMNIFYING PARTY") of the facts and circumstances giving rise to the claim. In that regard, if any suit, action, claim, liability or obligations shall be brought or asserted by any third party which, if adversely determined, would entitle the Indemnified Party to indemnity pursuant to this Article XIV, the Indemnified Party shall promptly notify the Indemnifying Party of the same in writing, specifying in detail the basis of such claim and the facts pertaining thereto and the Indemnifying Party, if it so elects, shall assume and control the defense thereof (and shall consult with the Indemnified Party with respect thereto), including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all necessary expenses; provided that the Indemnifying Party shall not have the right to assume control of such defense if the claim which the Indemnifying Party seeks to assume control (1) seeks non-monetary relief; or (2) involves criminal or quasi-criminal allegations. In the event that the Indemnified Party retains control of the defense of such claim, the Indemnified Party shall use good faith efforts, consistent with prudent business judgment, to defend such claim. If the Indemnifying Party is permitted to assume and control the defense and elects to do so, the Indemnified Party shall have the right to employ counsel separate from counsel employed by the Indemnifying Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the expense of the Indemnified Party unless (A) the employment thereof has been specifically authorized by the Indemnifying Party in writing,
(B) the Indemnifying Party has been advised by counsel that a reasonable likelihood exists of a conflict of interest between the Indemnifying Party and the Indemnified Party and such counsel advises the Indemnifying Party of the general nature of such conflict, (C) the Indemnifying Party has failed to assume the defense and employ counsel, or (D) the Indemnified Party has reasonably determined that an adverse outcome could have a material adverse effect on its business, reputation or could reasonably be expected to have a materially adverse precedential effect; in which case the fees and expenses of the Indemnified Party's counsel shall be paid by the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without the written consent of the Indemnifying Party, however, if there shall be a final judgment for the plaintiff in any such action, the Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such judgment.

                  (b) In the event any Indemnified Party which is an individual, or any senior officer (including, without limitation, any president or vice-president) of any other Indemnified Party or any general partner or member thereof, has actual knowledge of any valid claim or defense (and not merely any facts or circumstances which may give rise to such claim or defense) against a third party who is a party to the applicable claim in connection with any Loss as to which such Indemnified Party seeks indemnification pursuant to this
Article XIV and such Indemnified Party without good reason fails to notify the Indemnifying Party of such claim or defense or without good reason fails to assert such claim or defense on its own behalf, then the Indemnified Party shall not be entitled to receive indemnification from the Indemnifying Party to the extent of the Loss which is proven by the Indemnifying Party to have been occasioned by such failure to notify or such failure to assert such claim or defense. The determination of whether a party had "good reason" for failure to notify or failure to assert any claim or defense shall be made by the Arbitrator pursuant to subsection (i) below.

                  (c) In the event any Indemnified Party is insured pursuant to an unexpired insurance policy against any occurrence giving rise to any Loss as to which such Indemnified Party seeks indemnification pursuant to this Article XIV (including, without limitation, pursuant to any insurance policy maintained by any Property Company before or after Closing), the Indemnified

Party shall promptly give notice of such insurance coverage to the Indemnifying Party and the Indemnifying Party shall, in its reasonable discretion, elect either (i) to require the Indemnified Party to make a claim pursuant to such insurance policy for such Loss and the Indemnifying Party's obligation to indemnify the Indemnified Party shall thereafter be reduced by the amount of insurance proceeds received by the Indemnified Party as a result of such claim or (ii) to indemnify the Indemnified Party without requiring a claim to be made by the Indemnified Party on such insurance policy. In the event the Indemnifying Party elects to require the Indemnified Party to make a claim on such insurance policy pursuant to clause (i) above, the Indemnifying Party shall pay any increase in insurance premiums resulting directly and proximately from such claim by the Indemnified Party on such insurance policy; provided that if any such increase in such insurance premium is caused by one or more claims on such insurance policy as a result of Losses which are not subject to indemnification pursuant to this Article XIV, then the Indemnifying Party shall be obligated to pay such increase in insurance premiums only to the extent such increase is attributable to claims made by the Indemnified Party pursuant to clause (i) above. The determination of the amount of such increase in insurance premiums attributable to any claim made pursuant to clause (i) above shall be made by the mutual agreement of the Parties acting in good faith, and in the event the Parties are unable to so agree shall be made by the Arbitrator pursuant to subsection (i) below. The Indemnified Party shall provide to the Indemnifying Party such documentation relating to such increase in insurance premium as shall be necessary to establish the amount of such increase and shall otherwise cooperate with the Indemnifying Party in establishing the amount of such increase attributable to the claim made pursuant to clause (i) above.

                  (d) In the event that the Starwood Parties are entitled to any indemnification hereunder from the Contributing Parties, within 15 days after a final determination of the amount of such indemnification pursuant to the terms of this Article XIV (the "INDEMNIFICATION AMOUNTS"), the Contributing Parties shall make an election to pay (and shall pay) such Indemnification Amount either
(i) by payment of immediately available funds to the Starwood Parties or (ii) by delivering or causing the Partnerships to cancel on their respective books and records an equal number of SLT OP Units and SLC OP Units held by the Contributing Parties having a current market value (based upon the Paired Share price as of the date of the final determination of such Indemnification Amount) equal to the Indemnification Amount, and to the extent such delivery or cancellation of SLT OP Units and SLC OP Units is insufficient to pay such Indemnification Amount, immediately available funds for the remaining balance of such Indemnification Amount. In the event that the Contributing Parties are entitled to any indemnification hereunder from the Starwood Parties, within 15 days after a final determination of the amount of such indemnification pursuant to the terms of this Article XIV, the Starwood Parties shall satisfy such obligation by payment of immediately available funds to the Contributing Parties.

                  (e) Any dispute, controversy, or claim arising under or relating to this Article XIV ("DISPUTE") shall be resolved by final and binding arbitration administered by the American Arbitration Association ("AAA") under its Commercial Arbitration Rules, subject to the following:

                           (i) Either party may demand that any Dispute be submitted to binding arbitration. The demand for arbitration shall be in writing, shall be served on the other party in the manner prescribed herein for the giving of notices, and shall set forth a short statement of the factual basis for the claim, specifying the matter or matters to be arbitrated.

                           (ii) The arbitration shall be conducted by an arbitrator appointed by the AAA (the "ARBITRATOR") who shall conduct such evidentiary or other hearings as such arbitrator deems necessary or appropriate and thereafter shall make a final determination as soon as practicable. Any arbitration pursuant hereto shall be conducted by the Arbitrator as the parties may mutually agree or, if the parties do not so agree, under the guidance of the Federal Rules of Civil Procedure and the Federal Rules of Evidence, but the Arbitrator shall not be required to comply strictly with such Rules in conducting any such arbitration. All such arbitration proceedings shall take place in New York, New York.

                           (iii) Except as provided herein:

                                    (A) each party shall bear its own "COSTS AND
                  FEES," which are defined as all reasonable pre-award expenses of the arbitration, including travel expenses, out-of-pocket expenses (including but not limited to, copying and telephone) witness fees, and reasonable attorney's fees and expenses;

                                    (B) the fees and expenses of the Arbitrator
                  and all other costs and expenses incurred in connection with the arbitration ("ARBITRATION EXPENSES") shall be borne equally by the parties; and

                                    (C) notwithstanding the foregoing, the
                  Arbitrator shall be empowered to require any one or more of the parties to bear all or any portion of such Costs and Fees and/or the fees and expenses of the Arbitrator in the event that the Arbitrator determines such party has acted unreasonably or in bad faith.

                           (iv) The Arbitrator shall have the authority to award damages, including costs but shall not have the authority to award punitive damages, to impose sanctions for abuse or frustration of the arbitration process, or to compel specific performance. The decision of the Arbitrator and any award pursuant thereto shall be in writing and counterpart copies thereof shall be delivered to each party. The decision and award of the Arbitrator shall be binding on all parties. In rendering such decision and award, the Arbitrator shall not add to, subtract from or otherwise modify the provisions of this Article XIV. Either party to the arbitration may seek to have judgment upon the award rendered by the Arbitrator entered in any court having jurisdiction thereof.

                           (v) Each party agrees that it will not file any suit, motion, petition or otherwise commence any legal action or proceeding for any matter which is required to be submitted to arbitration as contemplated herein except in connection with the enforcement of an award rendered by the Arbitrator and except to seek non-monetary equitable relief including, with limitation, the issuance of an injunction or temporary restraining order pending a final determination by the Arbitrator. Upon the entry of any order dismissing or staying any action or proceeding filed contrary to the preceding sentence, the party which filed such action or proceeding shall promptly pay to the other party the reasonable attorney's fees, costs and expenses incurred by such other party prior to the entry of such order.

                           (vi) All aspects of the arbitration shall be considered confidential and shall not be disseminated by any party with the exception of the ability and opportunity to prosecute its claim or assert its defense to any such claim. The Arbitrator shall be required to issue prescriptive orders as may be required to enforce and maintain this covenant of confidentiality during the course of the arbitration and after the conclusion of same so that the result and the underlying data, information, materials and other evidence are forever withheld from public dissemination with the exception of its subpoena by a court of competence jurisdiction in an unrelated proceeding brought by a third party.

                  (f) Nothing in this Article XIV shall limit or restrict any party's right to maintain or recover on any action based upon fraud.


                                   ARTICLE XV

                               FURTHER ASSURANCES

         15.01 Further Assurances. The Contributing Parties, the Property Companies and the Starwood Parties, at or after Closing, and without further consideration, shall execute, acknowledge and deliver to the other such other documents and instruments, and take such other actions, as either shall reasonably request or as may be necessary more effectively to transfer to the Partnerships the Property in accordance with this Agreement.


                                   ARTICLE XVI

                             PRE-CLOSING OPERATIONS

         16.01 Contributing Party's Conduct of Business. Except as required by applicable Legal Requirements, until the Closing or earlier termination of this Agreement, each Contributing Party shall with respect to the Property Company in which it owns Property Company Interests:

                  (a) operate or cause HEI as manager, to operate the Property in accordance with the terms of the Management Agreements applicable thereto diligently and only in the ordinary course of business consistent with past practices so as to preserve its business and goodwill intact, and reserve for the Partnerships the goodwill and relationships of the Property Companies with their suppliers, tenants, and others having relations with them and so as to: (i) maintain the Property in material compliance with all Legal Requirements; (ii) maintain all insurance presently maintained thereon in full force and effect, and (iii) comply in all material respects with any License Agreement applicable to each Hotel;

                  (b) not sell, transfer, pledge or convey any Property Company Interest (except for distributions to the holders of equity interests in a Contributing Party), or permit the Property Company or HEI, except in the ordinary course of business, to sell, assign, or convey any right, title, or interest whatever in or to the Property or any part thereof, or any Inventory or create or permit to exist any Lien thereon without promptly discharging the same (other than in the ordinary course of business) or with respect to Permitted Encumbrances;

                  (c) promptly inform the Partnerships in writing of any variances from the representations and warranties contained in Section 7.01;

                  (d) use reasonable efforts to cooperate with the Partnerships in order to attempt to obtain all third party and governmental approvals and consents necessary or desirable to consummate the transactions contemplated hereby and to cause the other conditions to the parties obligations hereunder to be satisfied; and

                  (e) maintain its books, accounts and records in accordance with GAAP consistently applied.

         16.02 On-Site Representative. After the date of execution and delivery of this Agreement, the Partnerships shall be entitled to have their representatives on-site at the Hotels to participate in and receive all information pertaining to the operation and management of each Hotel Business, and the parties shall reasonably cooperate in such efforts.


                                  ARTICLE XVII

                                     NOTICES

         17.01 Procedure for Notice. All notices, demands, consents, approvals and other communications which are required or desired to be given hereunder shall be in writing and shall be sent by Federal Express or other similar courier, with a simultaneous copy by facsimile transmission, to the recipient as set forth below or at such other address as such parties shall have last designated by notice to the other:

         IF TO THE CONTRIBUTING PARTIES:

                  c/o HEI Hotels LLC
                  55 Greens Farms Road
                  Westport Corporate Office Park
                  Westport, CT 06880
                  Fax No. 203/454-7678

                  c/o Prudential Real Estate Investors
                  8 Campus Drive
                  Parsippany, NJ 07054
                  Attention:      Gary L. Kauffman (Fax: 201/683-1790)
                                  Joseph D. Margolis, Esq. (Fax: 201/683-1788)
                                  James P. Walker, Esq. (Fax: 201/683-1788)
                  with copies to:

                  O'Melveny & Myers LLP
                  153 East 53rd Street
                  New York, New York 10022
                  Attention:      Robert S. Insolia, Esq. (Fax No. 212/326-2061)
                                  William N. Cooney, Esq. (Fax No. 213/669-6407)

                  Willkie, Farr & Gallagher
                  153 East 53rd Street
                  New York, New York 10022
                  Attention:      Bruce M. Montgomerie, Esq.
                                  Fax No. 212/821-8927

         IF TO THE STARWOOD PARTIES:

                  SLT Operating Limited Partnership
                  c/o Starwood Lodging Trust
                  2231 East Camelback Road, Suite 410
                  Phoenix, AZ 85016
                  Telephone: (602) 852-3900
                  Telecopy: (602) 852-0984
                  Attention:      Steven R. Goldman

                  SLC Operating Limited Partnership
                  c/o Starwood Lodging Corporation
                  2231 East Camelback Road, Suite 400
                  Phoenix, AZ 85016
                  Telephone:  (602) 852-3900
                  Telecopy:  (602) 852-0984
                  Attention:      Nir Margalit, Esq.

                  Starwood Lodging Trust
                  2231 East Camelback Road, Suite 410
                  Phoenix, AZ 85016
                  Telephone:  (602) 852-3900
                  Telecopy:  (602) 852-0984
                  Attention:      Steven R. Goldman

                  Starwood Lodging Corporation
                  2231 East Camelback Road, Suite 400
                  Phoenix, AZ 85016
                  Telephone:  (602) 852-3900
                  Telecopy:  (602) 852-0984
                  Attention:      Nir Margalit, Esq.

                  WITH COPIES TO:

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois 60601
                  Telephone:  (312) 861-2000
                  Telecopy:  (312) 861-2200
                  Attention:      Stephen G. Tomlinson, Esq.

                  Sidley & Austin
                  555 West Fifth Street
                  Los Angeles, CA 90013
                  Telephone:  213/896-6000
                  Telecopy:  213/896-6600
                  Attention:      Sherwin L. Samuels, Esq.

Notices signed by the parties' respective attorneys shall be deemed sufficient within the meaning of this Section without the signatures of the parties themselves. Notices, demands, consents, approvals, and other communications shall be deemed given one (1) day after delivery to such courier. During the existence of a strike, notice and other communications may be given by personal service and such notices and communications shall be effective when delivered.

                                  ARTICLE XVIII

                              ADDITIONAL COVENANTS

         18.01 Board Representation.

                  (a) Not later than fifteen (15) days after the Closing Date, the Trust shall: (i) take all necessary action, if any, to increase the number of trustees of the Trust by two, and (ii), subject to the Nevada Gaming Approvals, nominate and support for election to the board of trustees of the Trust Gary M. Mendell and Roger S. Pratt.

                  (b) For so long as PRISA II shall maintain the Minimum Share Ownership, PRISA II shall continue to be entitled to designate, subject to the Nevada Gaming Approvals, one representative to be nominated for election to the board of trustees of the Trust, and the Trust shall cause the board of trustees of the Trust to so nominate such designee, and to support such nomination along with the other nominees of management and the board of directors, for election to the board of trustees of the Trust at any annual or special meeting of the shareholders of the Trust called for the purpose of electing trustees. Roger Pratt is the individual so designated by PRISA II as of the date of this Agreement. If the representative designated by PRISA II shall be elected to the board of trustees of the Trust, such right of PRISA II shall be suspended until such representative is up for re-election or the seat occupied thereby otherwise becomes vacant. Upon the death, disability, retirement, removal (with or without cause) or resignation of any such trustee designated by PRISA II, PRISA II shall have the right to designate a replacement for such individual to fill such capacity and serve as a trustee of the Trust for the remainder of the departing trustee's term, and the trustees of the Trust shall appoint such replacement individual to the board of trustees of the Trust to fill such vacancy. If PRISA II shall at any time fail to maintain the Minimum Share Ownership, then the rights granted to PRISA II by this
         Section 18.01 shall immediately terminate and the party designated by PRISA II, if then a Trustee of the Trust, shall promptly resign such trusteeship.

                  (c) The election and removal of trustees of the Trust shall at all times remain subject to the terms and conditions of the Trust's Constituent Documents. The provisions of this Section 18.01 shall survive Closing.

         18.02 Obligation of the Contributing Parties As to Closing Conditions. The Contributing Parties shall use commercially reasonable efforts to satisfy or cause to be satisfied all closing conditions pursuant to Sections 8.01 and 8.02 which are within the reasonable control of the Contributing Parties, including, without limitation, attempting to obtain the consent, authorization or approval of any Person required in connection with the transactions contemplated in this Agreement. Such consents or approvals with respect to licenses and with respect to the License Agreements shall be subject to the specific provisions of Section 8.01(g) and Section 8.01(h), respectively.

         18.03 Obligation of The Starwood Parties As to Closing Conditions. The Starwood Parties shall use commercially reasonable efforts to satisfy or cause to be satisfied all Closing conditions pursuant to Sections 8.01 and 8.02 which are within the reasonable control of the Starwood Parties, including, without limitation, obtaining the consent, authorization or approval of any Person required in connection with the transactions contemplated in this Agreement.


                                   ARTICLE XIX

                                   [RESERVED]


                                   ARTICLE XX

                                  MISCELLANEOUS

         20.01 Modifications and Waivers. This Agreement may not be changed or terminated orally. No waiver of any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

         20.02 Governing Law. This Agreement shall be construed, interpreted and applied in accordance with the internal laws of the State of New York without giving effect to doctrines relating to conflicts of laws.

         20.03 Captions etc. The titles of the Articles, Sections or subsections of this Agreement are nor convenience only and shall not be considered or referred to in resolving questions of interpretation or construction.

         20.04 Rules of Construction. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted. If any words or phrases in this Agreement shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Agreement shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Agreement and no implication or inference shall be drawn from the fact that such words or phrases were so stricken out or otherwise eliminated. All terms and words used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

         20.05 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and to their respective heirs, executors, administrators and successors and assigns, it being the intention of the parties not to confer any benefits hereunder upon any other persons, firms, corporations or other entities.

         20.06 Entire Agreement. This Agreement and the Exhibits and Schedules hereto, which are incorporated in and form a part of this Agreement, contains all of the terms agreed upon between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto.

         20.07 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute but one and the same instrument.

         20.08 Starwood Lodging Trust. The name "Starwood Lodging Trust" is a designation of Starwood Lodging Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated as of June 6, 1988 and as further amended subsequent thereto, which states that all persons dealing with Starwood Lodging Trust shall look solely to the assets of Starwood Lodging Trust for enforcement of any claims against Starwood Lodging Trust, and the trustees, officials, agents and security holders of Starwood Lodging Trust assume no personal liability for obligations entered into on behalf of Starwood Lodging Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

         20.09 Confidentiality and Exclusivity.

                  (a) Each party acknowledges that the information, observations and data relating to the business of the other parties hereto of a proprietary and/or confidential nature which the such party possess or which any such party has obtained or will obtain during the course of the transactions provided for herein are the property of such other parties ("CONFIDENTIAL INFORMATION"). Each party agrees that it or he shall not, directly or indirectly, use for its or his own purposes or disclose to any third party any of such Confidential Information without the prior written consent of the other parties, unless and to the extent that the aforementioned matters (a) become generally known to and available for use by the hotel and hospitality industry other than as a result of any party's acts or omissions to act; (b) are rightfully received by a party from a party who was not subject to any obligations of confidentiality; or (c) to the extent a party is required by order of a court of competent jurisdiction (by subpoena or similar process) to disclose or discuss any Confidential Information (provided that in such case, such party shall promptly inform the other parties of such event, shall cooperate with the such other parties in attempting to obtain a protective order or to otherwise restrict such disclosure and shall only disclose Confidential Information to the minimum extent necessary to comply with any such court order). Notwithstanding the foregoing, after the Closing, the Starwood Parties may use for their own purposes or disclose to any third party any Confidential Information relating solely to the business of the Property Companies acquired pursuant hereto without the prior written consent of the other parties hereto.

                  (b) During the period from the date of execution of this Agreement to the earliest of (i) the date of termination of this Agreement, (ii) the Closing Date, or (iii) February 15, 1997, neither the Contributing Parties nor any Property Company will, directly or indirectly, without the prior written consent of the Starwood Parties: (i) submit, solicit, initiate, encourage, or pursue any proposal or offer from any Person or enter into any agreement or accept any offer relating to any (a) reorganization, liquidation, dissolution or recapitalization of any Property Company, (b) merger or consolidation involving the Property Companies, (c) purchase or sale of any assets owned by, or equity ownership interests in, any Property Company, or (d) any similar transaction or business combination involving the Property Companies or substantially all of the assets of any of them (each of the foregoing actions described in clauses
(a) - (d), a "RESTRICTED TRANSACTION"; or (ii) furnish any information with respect to, assist or participate in or facilitate in any manner any Restricted Transaction. The Contributing Parties each agree to notify the Starwood Parties immediately if any Person makes any written proposal or offer with respect to a Restricted Transaction to any of them or to any Property Company.

                  (c) The parties hereto agree that they may each suffer irreparable harm from a breach by any other party of any of the covenants or agreements contained herein. In the event of an alleged or threatened breach by any party of any of the provisions of this Section 20.09, the other parties or their successors or assigns may, in addition to all other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof. Each party agrees that the covenants made in Section 20.09 shall be construed as an agreement independent of any other provision of this Agreement and shall survive any order of a court of competent jurisdiction terminating any other provision of this Agreement.

         20.10 Joint Liability. The liability of SLT, SLC, SLT Financing, the Corporation and the Trust under this Agreement shall be joint and several.

         20.11 Press Releases. Except as may otherwise be required by law or mutually agreed by the Parties, the timing and content of all press releases and other public announcements and all announcements to the Contributing Parties' and Property Companies customers, suppliers or licensors relating to the transactions contemplated by the Transaction Documents shall be determined jointly by the Starwood Parties and the Contributing Parties.

         20.12 Expiration. The offer made in this Agreement by the Starwood Parties execute the transactions contemplated hereby shall expire, if not sooner accepted by the Contributing Parties by execution and delivery of this Agreement, at 5:00 P.M. E.S.T. on January 16, 1997 and shall be of no force or effect thereafter.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            SLT:

                            SLT REALTY LIMITED PARTNERSHIP, a
                            Delaware limited partnership

                            By:    STARWOOD LODGING TRUST, a Maryland
                                   real estate investment trust, General Partner


                                   By:        __________________________________
                                   Name:      __________________________________
                                   Its:       __________________________________



                            SLT FINANCING:

                            SLT FINANCING PARTNERSHIP, a Delaware
                            general partnership

                            By:    SLT REALTY LIMITED PARTNERSHIP, a
                                   Delaware limited partnership

                                   By: STARWOOD LODGING TRUST, a
                                       Maryland real estate investment trust,
                                       General Partner

                                   By:        __________________________________
                                   Name:      __________________________________
                                   Its:       __________________________________

                            SLC:

                            SLT OPERATING LIMITED PARTNERSHIP,
                            a Delaware limited partnership

                            By:   STARWOOD LODGING corporation, a
                                  Maryland corporation, Managing General Partner

                                   By:        __________________________________
                                   Name:      __________________________________
                                   Its:       __________________________________


                            TRUST:

                            STARWOOD LODGING TRUST, a Maryland
                            real estate investment trust


                            By:        _________________________________________
                            Name:      _________________________________________
                            Its:       _________________________________________



                            CORPORATION:

                            STARWOOD LODGING CORPORATION, a
                            Maryland corporation

                            By:        _________________________________________
                            Name:      _________________________________________
                            Its:       _________________________________________

THE PROPERTY COMPANIES


PRUDENTIAL HEI JOINT VENTURE


By:      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
             on behalf of PRUDENTIAL PROPERTY INVESTMENT
             SEPARATE ACCOUNT II


         By: ________________________________________
             Gary L. Kauffman
             Vice President


By:      ATLANTA HOTEL ASSOCIATES, LP


         By: HOSPITALITY EQUITY INVESTORS, INC.
             Its Majority General Partner


             By: ____________________________________
                 Gary M. Mendell
                 President

VIRGINIA HOTEL ASSOCIATES, L.P.

By:      PRUWEST NORFOLK, L.L.C., Its Partner

         By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
             on behalf of PRUDENTIAL PROPERTY INVESTMENT
             SEPARATE ACCOUNT II, Its Partner


             By: _______________________________
                 Gary L. Kauffman
                 Vice President


By:      WESTPORT NORFOLK ASSOCIATES LIMITED PARTNERSHIP

         By: WESTPORT HOSPITALITY, INC.
             Its General Partner


         By: _________________________________
             Gary M. Mendell
             President



EDISON HOTEL ASSOCIATES, L.P.

By:      PRUWEST EDISON, L.L.C., Its Partner

         By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
             on behalf of PRUDENTIAL PROPERTY INVESTMENT
             SEPARATE ACCOUNT II, Its Member


             By: _______________________________
                 Gary L. Kauffman
                 Vice President


By:      WESTPORT RARITAN, L.L.C., Its Partner


         By: ___________________________________
             Gary M. Mendell
             Managing Member

BW HOTEL REALTY, L.P.

By:      PRUWEST BALTIMORE, L.L.C., Its Partner

         By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
             on behalf of PRUDENTIAL PROPERTY INVESTMENT
             SEPARATE ACCOUNT II, Its Member


             By: ________________________________
                 Gary L. Kauffman
                 Vice President


By:      WESTPORT BWI, L.L.C., Its Partner


         By: ____________________________________
             Gary M. Mendell
             Managing Member



NOVI HOTEL ASSOCIATES, L.P.

By:      PRUWEST NOVI, L.L.C., Its Partner

         By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
             on behalf of PRUDENTIAL PROPERTY INVESTMENT
             SEPARATE ACCOUNT II, Its Member


             By: ________________________________
                 Gary L. Kauffman
                 Vice President


By:      WESTPORT NOVI, L.L.C., Its Partner


         By: _______________________________
             Gary M. Mendell
             Managing Member

PARK RIDGE HOTEL ASSOCIATES, L.P.

By:      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
             on behalf of PRUDENTIAL PROPERTY INVESTMENT
             SEPARATE ACCOUNT II, Its Partner


         By: ____________________________________
             Gary L. Kauffman
             Vice President


By:      WESTPORT PARK RIDGE, L.P., Its Partner

         By: WESTPORT PARK RIDGE, L.L.C., Its General Partner


             By: ______________________________
                 Gary M. Mendell
                 Managing Member


By:      WESTPORT PARK RIDGE, L.L.C., Its Partner


         By: _____________________________
             Gary M. Mendell
             Managing Member



LONG BEACH HOTEL ASSOCIATES, L.L.C.

By:      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
             on behalf of PRUDENTIAL PROPERTY INVESTMENT
             SEPARATE ACCOUNT II, Its Member


         By: __________________________________
             Gary L. Kauffman
             Vice President


By:      WESTPORT LONG BEACH, L.L.C., Its Member


         By: _____________________________
             Gary M. Mendell
             Managing Member

CHARLESTON HOTEL ASSOCIATES, L.L.C.

By:      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                  on behalf of PRUDENTIAL PROPERTY INVESTMENT
                  SEPARATE ACCOUNT II, Its Member


         By:      ____________________________________________
                  Gary L. Kauffman
                  Vice President


By:      WESTPORT CHARLESTON, L.L.C., Its Member


         By:      ____________________________________________
                  Gary M. Mendell
                  Managing Member




SANTA ROSA HOTEL ASSOCIATES, L.L.C.

By:      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                  on behalf of PRUDENTIAL PROPERTY INVESTMENT
                  SEPARATE ACCOUNT II, Its Member


         By:      ____________________________________________
                  Gary L. Kauffman
                  Vice President


By:      WESTPORT SANTA ROSA, L.L.C., Its Member


         By:      ____________________________________________
                  Gary M. Mendell
                  Managing Member

CRYSTAL CITY HOTEL ASSOCIATES, L.L.C.

By:      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                  on behalf of PRUDENTIAL PROPERTY INVESTMENT
                  SEPARATE ACCOUNT II, Its Member


         By:      ____________________________________________
                  Gary L. Kauffman
                  Vice President


By:      WESTPORT CRYSTAL CITY, L.L.C., Its Member


         By:      ____________________________________________
                  Gary M. Mendell
                  Managing Member


THE CONTRIBUTING PARTIES


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
         ON BEHALF OF PRUDENTIAL PROPERTY INVESTMENT
         SEPARATE ACCOUNT II


By:      _________________________________________
         Gary L. Kauffman
         Vice President



ATLANTA HOTEL ASSOCIATES, LP


By:      HOSPITALITY EQUITY INVESTORS, INC.
         Its Majority General Partner


         By:      ________________________________
                  Gary M. Mendell
                  President

PRUWEST NORFOLK, L.L.C.

By:      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                  on behalf of PRUDENTIAL PROPERTY INVESTMENT
                  SEPARATE ACCOUNT II, Its Member


         By:      ____________________________________________
                  Gary L. Kauffman
                  Vice President



PRUWEST EDISON, L.L.C.

By:      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                  on behalf of PRUDENTIAL PROPERTY INVESTMENT
                  SEPARATE ACCOUNT II, Its Member


         By:      ____________________________________________
                  Gary L. Kauffman
                  Vice President



PRUWEST BALTIMORE, L.L.C.

By:      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                  on behalf of PRUDENTIAL PROPERTY INVESTMENT
                  SEPARATE ACCOUNT II, Its Member


         By:      ____________________________________________
                  Gary L. Kauffman
                  Vice President



PRUWEST NOVI, L.L.C.

By:      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                  on behalf of PRUDENTIAL PROPERTY INVESTMENT
                  SEPARATE ACCOUNT II, Its Member


         By:      ____________________________________________
                  Gary L. Kauffman
                  Vice President

WESTPORT NORFOLK ASSOCIATES LIMITED PARTNERSHIP

By:      WESTPORT HOSPITALITY, INC.
         Its General Partner


         By:      ____________________________________________
                  Gary M. Mendell
                  President



WESTPORT RARITAN, L.L.C.


By:      _____________________________________________________
         Gary M. Mendell
         Managing Member



WESTPORT BWI, L.L.C.


By:      _____________________________________________________
         Gary M. Mendell
         Managing Member



WESTPORT NOVI, L.L.C.


By:      _____________________________________________________
         Gary M. Mendell
         Managing Member



WESTPORT PARK RIDGE, L.P.

By:      WESTPORT PARK RIDGE, L.L.C., Its General Partner


         By:      ____________________________________________
                  Gary M. Mendell
                  Managing Member

WESTPORT PARK RIDGE, L.L.C.


By:      _____________________________________________________
         Gary M. Mendell
         Managing Member



WESTPORT LONG BEACH, L.L.C.


By:      _____________________________________________________
         Gary M. Mendell
         Managing Member



WESTPORT CHARLESTON, L.L.C.


By:      _____________________________________________________
         Gary M. Mendell
         Managing Member



WESTPORT SANTA ROSA, L.L.C.


By:      _____________________________________________________
         Gary M. Mendell
         Managing Member


WESTPORT CRYSTAL CITY, L.L.C.


By:      _____________________________________________________
         Gary M. Mendell
         Managing Member



WESTPORT HOSPITALITY, INC.


By:      _____________________________________________________
         Gary M. Mendell
         President

WESTPORT HOLDINGS, L.L.C.


By:      _____________________________________________________
         Gary M. Mendell
         Managing Member


By:      _____________________________________________________
         Murray L. Dow, II
         Managing Member


By:      _____________________________________________________
         Orna L. Shulman
         Managing Member



HOSPITALITY EQUITY INVESTORS, INC.


By:      _____________________________________________________
         Gary M. Mendell
         President



THE GARY MENDELL FAMILY TRUST


By:      _____________________________________________________
         Eleanor Mendell
         Trustee


ZAPCO INTEREST HOLDINGS LIMITED PARTNERSHIP

By:      ZAPCO VERMONT AVENUE, INC.
         Its General Partner


         By:      ____________________________________________
                  Orna L. Shulman
                  Vice President

LOUDOUN INTERTECH DEVELOPMENT CORPORATION


By:      _____________________________________________________
         Orna L. Shulman
         Vice President




_______________________________________________
Gary M. Mendell


_______________________________________________
Steve Mendell


_______________________________________________
Murray L. Dow, II


_______________________________________________
Judith K. Rushmore


_______________________________________________
Ellen-Jo Mendell


_______________________________________________
Orna L. Shulman


_______________________________________________
Felix J. Cacciato, Jr.


_______________________________________________
Arthur C. Green


_______________________________________________
Mark J. Rosinsky


_______________________________________________
Randi L. Rosinsky

_______________________________________________
John Daily


_______________________________________________
Michael D. Hall


_______________________________________________
Harvey Moore


_______________________________________________
Tracey Driscoll


_______________________________________________
Tom Clearwater

                                LIST OF SCHEDULES

Schedule A-1         Contributing Parties and Property Company Interests
Schedule A-2         Property Companies and Hotels
Schedule B           Contributed Assets and SLC Limited Partnership Interests
Schedule C           Property Company Interests Contributed to SLT Financing
Schedule D           Property Company Interests Contributed to SLT and SLT
                     Limited
                     Partnership Interests
Schedule E           Conversion of Partnership Interests Into Paired Shares

Schedule 1.01 Land

Schedule 1.02(c)     Assumed Debt
Schedule 1.02(w)     FF&E Reserve Accounts
Schedule 1.02(gg)    Knowledge Persons
Schedule 1.02(jj)    License Agreements
Schedule 1.02(ll)    Management Agreements
Schedule 1.02(yy)    Proprietary Rights
Schedule 1.02 (ddd)  Tradenames

Schedule 2.03 Allocation of Contribution Amount

Schedule 3.01 Unpermitted Title Exceptions

Schedule 7.01(b)     Capitalization of Property Companies
Schedule 7.01(c)     Tax Matters
Schedule 7.01(d)     Insurance Policies
Schedule 7.01(e)     Single Purpose Entity Exceptions
Schedule 7.01(f)     Leases
Schedule 7.01(h)     Contracts
Schedule 7.01(i)     Employee Matters
Schedule 7.01(k)     Real Estate Taxes
Schedule 7.01(l)     Interests in the Property
Schedule 7.01(m)     Litigation (Contributing Parties)
Schedule 7.01(q)     Financial Statements
Schedule 7.01(r)     Events Subsequent to November 28, 1996
Schedule 7.01(s)     Liabilities (Contributing Parties)
Schedule 7.01(u)     Environmental Matters, Environmental Reports
Schedule 7.01(x)     Non-Accredited Investors (Contributing Parties)
Schedule 7.01(z)     Property Company Constituent Documents

Schedule 7.02(d)     Partnership Constituent Documents
Schedule 7.02(e)     Litigation (Partnerships)
Schedule 7.02(f)     Rights or Commitments as to Partnership Units
Schedule 7.02(g)     Liabilities (Partnerships)
Schedule 7.02(h)     Conduct (Partnerships)
Schedule 7.02(i)     Employee Benefit Plans (Partnerships)

Schedule 7.03(d)     Corporation Constituent Documents
Schedule 7.03(e)     Litigation (Corporation)
Schedule 7.03(f)     Rights or Commitments as to Corporation Shares
Schedule 7.03(g)     Liabilities (Corporation)
Schedule 7.03(h)     Conduct (Corporation)
Schedule 7.03(k)     Employee Benefit Plans (Corporation)

Schedule 7.04(d)     Trust Constituent Documents
Schedule 7.04(e)     Litigation (Trust)
Schedule 7.04(f)     Rights or Commitments as to Trust Shares
Schedule 7.04(g)     Liabilities (Trust)
Schedule 7.04(h)     Conduct (Trust)
Schedule 7.04(k)     Employee Benefit Plans (Trust)